                                                                  EXHIBIT 4.2

      =====================================================================


                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                      AMONG

                          AMERICAN CLASSIC VOYAGES CO.

                                   AS SPONSOR,

                              THE BANK OF NEW YORK

                              AS PROPERTY TRUSTEE,

                        THE BANK OF NEW YORK (DELAWARE),

                              AS DELAWARE TRUSTEE,

                                       AND

                           THE ADMINISTRATIVE TRUSTEES

                                  NAMED HEREIN,

                              --------------------

                          DATED AS OF FEBRUARY 22, 2000

                              --------------------

                              AMCV CAPITAL TRUST I

      =====================================================================

                             CROSS-REFERENCE TABLE*

Section of Trust Indenture Act                                   Section of
of 1939, as amended                                              Declaration

310   (a)..............................................................6.3(a)
      (c)........................................................Inapplicable
311   (c)........................................................Inapplicable
312   (a)..............................................................2.2(a)
      (b)..............................................................2.2(b)
313   ....................................................................2.3
314   (a).................................................................2.4
      (b)........................................................Inapplicable
      (c).................................................................2.5
      (d)........................................................Inapplicable
      (f)........................................................Inapplicable
315   (a)..............................................................3.9(b)
      (c)..............................................................3.9(a)
      (d).................................................................3.9
316   (a).................................................................8.2
      (c)..............................................................3.6(e)


* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS

ARTICLE I

         INTERPRETATION AND DEFINITIONS..........................................1

SECTION 1.1    Definitions.......................................................1

ARTICLE II

         TRUST INDENTURE ACT....................................................12

SECTION 2.1    Trust Indenture Act; Application.................................12

SECTION 2.2    Lists of Holders of Trust Securities.............................13

SECTION 2.3    Reports by the Property Trustee..................................13

SECTION 2.4    Periodic Reports to Property Trustee.............................13

SECTION 2.5    Evidence of Compliance with Conditions Precedent.................13

SECTION 2.6    Trust Enforcement Events; Waiver.................................14

SECTION 2.7    Trust Enforcement Event; Notice..................................15

ARTICLE III

         ORGANIZATION...........................................................16

SECTION 3.1     Name............................................................16

SECTION 3.2     Office..........................................................16

SECTION 3.3     Purpose.........................................................16

SECTION 3.4     Authority.......................................................16

SECTION 3.5     Title to Property of the Trust..................................16

SECTION 3.6     Powers and Duties of the Administrative Trustees................17

SECTION 3.7     Prohibition of Actions by the Trust and the Trustees............19

SECTION 3.8     Powers and Duties of the Property Trustee.......................20


SECTION 3.9     Certain Duties and Responsibilities of the Property Trustee.....22

SECTION 3.10    Certain Rights of the Property Trustee..........................23

SECTION 3.11    Delaware Trustee................................................26

SECTION 3.12    Execution of Documents..........................................26

SECTION 3.13    Not Responsible for Recitals or Issuance of Trust Securities....26

SECTION 3.14    Duration of Trust...............................................27

SECTION 3.15    Mergers.........................................................27

SECTION 3.16    Compensation....................................................28

ARTICLE IV

         SPONSOR................................................................29

SECTION 4.1     Responsibilities of the Sponsor.................................29

SECTION 4.2     Indemnification and Expenses of the Trustee.....................30

ARTICLE V

         TRUST COMMON SECURITIES HOLDER.........................................30

SECTION 5.1     Company's Purchase of Trust Common Securities...................30

SECTION 5.2     Covenants of the Trust Common Securities Holder.................30

ARTICLE VI

         TRUSTEES...............................................................31

SECTION 6.1     Number of Trustees..............................................31

SECTION 6.2     Delaware Trustee................................................31

SECTION 6.3     Property Trustee; Eligibility...................................31

SECTION 6.4     Qualifications of Administrative Trustees and
                Delaware Trustee Generally......................................32

SECTION 6.5     Administrative Trustees.........................................32

SECTION 6.6     Delaware Trustee................................................33



SECTION 6.7     Appointment, Removal and Resignation of Trustees................33

SECTION 6.8     Vacancies among Trustees........................................35

SECTION 6.9     Effect of Vacancies.............................................35

SECTION 6.10    Meetings........................................................35

SECTION 6.11    Delegation of Power.............................................36

SECTION 6.12    Merger, Conversion, Consolidation or Succession to business.....36

ARTICLE VII

         DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION........................36

SECTION 7.1     Distributions...................................................36

SECTION 7.2     Redemption......................................................38

SECTION 7.3     Conversion......................................................41

SECTION 7.4     Trust Special Event Exchange or Redemption......................44

SECTION 7.5     Payment Procedures..............................................46

SECTION 7.6     Tax Reporting, Etc..............................................46

SECTION 7.7     Payment of Additional Sums by the Property Trustee..............46

SECTION 7.8     Payments under Indenture........................................46

ARTICLE VIII

         ISSUANCE OF TRUST SECURITIES...........................................47

SECTION 8.1     Designation and General Provisions Regarding Trust Securities...47

SECTION 8.2     Voting Rights of Trust Preferred Securities.....................49

SECTION 8.3     Voting Rights of Trust Common Securities........................51

SECTION 8.4     Paying Agent....................................................52

SECTION 8.5     Listing.........................................................53

SECTION 8.6     Acceptance of Trust Guarantees..................................53


ARTICLE IX

         DISSOLUTION AND LIQUIDATION OF THE TRUST...............................53

SECTION 9.1     Dissolution of Trust............................................53

SECTION 9.2     Liquidation Distribution Upon Dissolution of the Trust..........54

ARTICLE X

         TRANSFER OF INTERESTS..................................................55

SECTION 10.1    Transfer and Exchange of Trust Securities.......................55

SECTION 10.2    Transfer of Certificates........................................55

SECTION 10.3    Deemed Security Holders.........................................56

SECTION 10.4    Book Entry Interests............................................56

SECTION 10.5    Notices to Clearing Agency......................................57

SECTION 10.6    Appointment of Successor Clearing Agency........................57

SECTION 10.7    Definitive Trust Preferred Security Certificates................57

SECTION 10.8    Mutilated, Destroyed, Lost or Stolen Certificates...............58

SECTION 10.9    Cancellation....................................................58

SECTION 10.10   Appointment of Registrar and Transfer Agent.....................59

SECTION 10.11   Legends on Certificates. The Non U.S. Citizen Global Certificate
and any Definitive Trust Preferred Security Certificates held by a Holder who is not a Citizen of the United States shall been the following legend:.............59

ARTICLE XI

         LIMITATION OF LIABILITY OF HOLDERS OF TRUST SECURITIES
         TRUSTEES OR OTHERS.....................................................60

SECTION 11.1    Liability.......................................................60

SECTION 11.2    Exculpation.....................................................61

SECTION 11.3    Fiduciary Duty..................................................61

SECTION 11.4    Indemnification.................................................62


SECTION 11.5    Outside Businesses..............................................65

ARTICLE XII

         ACCOUNTING.............................................................65

SECTION 12.1    Fiscal Year.....................................................66

SECTION 12.2    Certain Accounting Matters......................................66

SECTION 12.3    Banking.........................................................66

SECTION 12.4    Withholding.....................................................66

ARTICLE XIII

         AMENDMENTS AND MEETINGS................................................67

SECTION 13.1    Amendments......................................................67

SECTION 13.2    Meetings of the Holders of Trust Securities; Action by
                Written Consent.................................................69

ARTICLE XIV

         REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE...............71

SECTION 14.1    Representations and Warranties of Property Trustee..............71

SECTION 14.2    Representations and Warranties of Delaware Trustee..............71

ARTICLE XV

         MISCELLANEOUS..........................................................72

SECTION 15.1    Notices.........................................................72

SECTION 15.2    Governing Law...................................................73

SECTION 15.3    Intention of the Parties........................................74

SECTION 15.4    SECTION 15.4 Acceptance of Terms of Declaration, Trust Guarantees
                and Subordinated Indenture......................................74

SECTION 15.5    Headings........................................................74

SECTION 15.6    Successors and Assigns..........................................74


SECTION 15.7    Partial Enforceability..........................................74

SECTION 15.8    Counterparts....................................................75

SECTION 15.9    Consolidations and Mergers......................................75

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                              AMCV CAPITAL TRUST I

     AMENDED AND RESTATED DECLARATION OF TRUST (the "Declaration"), dated and effective as of February 22, 2000, by the Trustees (as defined herein), by the Sponsor (as defined herein) and by the several Holders (as defined herein), from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration.

                                R E C I T A L S:

     WHEREAS, certain of the Trustees and the Sponsor declared and established the AMCV CAPITAL TRUST I (the "Trust"), a trust under the Business Trust Act (as defined herein), pursuant to a Declaration of Trust dated as of January 12, 2000 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on January 12, 2000, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Subordinated Debentures (as defined herein); and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, desire to amend and restate in its entirety each and every term and provision of the Original Declaration;

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

     SECTION 1.1 Definitions.

     For all purposes of this Declaration, unless the context otherwise requires:

     Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     a term defined anywhere in this Declaration has the same meaning throughout;

     all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections and Exhibits to this Declaration unless otherwise specified;

     a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     a reference to the singular includes the plural and vice versa;

     all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; and

     each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time.

     "Additional Amount" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Subordinated Indenture) paid by the Sponsor on the Subordinated Debentures.

     "Additional Sums" means, with respect to the Trust Securities, the additional amounts as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Trust Preferred Securities and Trust Common Securities shall not be reduced as a result of any additional taxes, duties and governmental charges to which the Trust has become subject.

     "Administrative Trustee" has the meaning set forth in Section 6.1(b) hereof.

     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act of 1933, as amended, or any successor rule thereunder; provided, however, that an Affiliate of the Sponsor shall not be deemed to include the Trust.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Board of Directors" means the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect thereof.

     "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as set forth in Section 10.4 of this Declaration.

     "Business Day" means any day other than a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Sections 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Certificate" means a Trust Common Security Certificate or a Trust Preferred Security Certificate.

     "Change in 1940 Act Law" means, as a result of the occurrence on or after the date of the original issuance of the Trust Preferred Securities of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of beneficial interests in the Trust Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of interest in securities deposited with the Clearing Agency.

     "Closing Date" means the first Time of Delivery (as defined in the Underwriting Agreement), which date is also the date of execution and delivery of this Declaration.

     "Closing Price" means, with respect to any shares of capital stock, on any day the reported last sale price on such day or, in case no sale takes place on such day, the average of the reported closing bid and asked prices in each on the principal national securities exchange or quotation system on which such capital stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such capital stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by the NASD member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or, if at any time after the execution of this Declaration such Commission is not existing or performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Security Holder of the Trust" means the Company in its capacity as Holder of the Trust Common Securities.

     "Common Stock" includes any stock of any class of any Person which has no preference in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of such Person and which is not subject to redemption by such Person.

     "Company" means American Classic Voyages Co., and any successor to such entity by merger, consolidation or similar transaction.

     "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, director, shareholder, member, partner, employee, representative or agent of the Trust or its Affiliates.

     "Compounded Distributions" has the meaning set forth in Section 7.1(a).

     "Conversion Agent" has the meaning specified in Section 7.3. "Conversion Date" has the meaning specified in Section 7.3.

     "Conversion Expiration Date" means the close of business on the Business Day prior to the maturity date of the Subordinated Debentures, or in the case of Trust Preferred Securities called for redemption, the close of business on the Business Day prior to the Debenture Redemption Date.

     "Conversion Price" has the meaning specified in Section 7.3.

     "Corporate Trust Office" means the principal corporate trust office of the Property Trustee in the Borough of Manhattan, The City of New York, which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

     "Current Market Price," with respect to the Common Stock of the Sponsor, means the average of last reported sale price, regular way, for the 10 Trading Days ending on the date of determination, or, if no sale takes place on any such day, the average of the reported closing bid and asked prices on such day(s), regular way, in either case as reported on the principal national securities exchange or quotation system on which such Common Stock is listed or admitted to trading, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average closing bid and asked prices of such Common Stock in the over-the-counter market for the 10 Trading Days in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors. As used herein, the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

     "Debenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

     "Debenture Redemption Date" means, with respect to any Subordinated Debentures to be redeemed under the Subordinated Indenture, the date fixed for redemption under the Subordinated Indenture.

     "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration, any such modification, amendment or supplement, and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration.

     "Definitive Trust Preferred Security Certificates" has the meaning set forth in Section 10.4 of this Declaration.

     "Delaware Trustee" has the meaning set forth in Section 6.2 of this Declaration.

     "DGCL" means the General Corporation Law of the State of Delaware.

     "Distributions" has the meaning set forth in Section 7.1(a) of this Declaration.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section 11.4(b) of this Declaration.

     "Fiscal Period" means a calendar quarter ending on March 31, June 30, September 30 and December 31 of any Fiscal Year.

     "Fiscal Year" has the meaning set forth in Section 12.1 of this Declaration.

     "Global Certificate" has the meaning set forth in Section 10.4 of this Declaration.

     "Holder" means a Person in whose name a Certificate representing a Trust Security or Trust Securities is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Investment Company" means an investment company as defined in the 1940
Act.

     "Legal Action" has the meaning set forth in Section 3.6(h) of this Declaration.

     "List of Holders" has the meaning set forth in Section 2.2(a) of this Declaration.

     "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

     "Majority in Liquidation Amount of the Trust Securities" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount of all outstanding Trust Securities of the relevant class.

     "Ministerial Action" means, a ministerial action (such as filing a form or making an election or pursuing some other similar reasonable measure) which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the Company or the holders of the Trust Securities and will involve no material cost.

     "Nasdaq" means the National Association of Securities Dealers Automated Quotation System.

     "Notice of Conversion" means the notice given by a Holder of Trust Securities to the Conversion Agent directing the Conversion Agent to exchange such Trust Security for Subordinated Debentures and to convert such Subordinated Debentures into Common Stock of the Company on behalf of such Holder. The form of such notice is included in the Trust Common Securities Certificate and Trust Preferred Securities Certificate or, with respect to Trust Securities evidenced by Book-Entry Interests only, substantially in the form set forth in Exhibit B.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Officers' Certificate" means, with respect to any Person (who is not an individual), a certificate signed by the Chairman of the Board, the President, a Vice President or the Treasurer, and by an Assistant Treasurer, the Secretary or an Assistant Secretary of such

Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:\

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Sponsor, and who may be an employee of any thereof, and who shall be acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

          (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          "Optional Redemption Price" means, except as set forth below, with respect to the Trust Preferred Securities, the following percentages of the Liquidation Amounts thereof, and accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the 12-month periods commencing on each of the dates set forth below:

         Date                                                     Percentage

         February 19, 2003......................................   104.90%
         February 15, 2004......................................   104.20%
         February 15, 2005......................................   103.50%
         February 15, 2006......................................   102.80%
         February 15, 2007......................................   102.10%

         February 15, 2008......................................   101.40%
         February 15, 2009......................................   100.70%
         February 15, 2010 and thereafter.......................   100.00%


     In the event of a redemption of Trust Securities upon the occurrence or continuance of a Trust Tax Event, Trust Securities shall be redeemed at the Optional Redemption Price of $50 per Trust Security and all accumulated and unpaid Distributions, if any, to the date fixed for redemption.

     In the event of a redemption of Trust Securities pursuant to Section 7.2(a), Trust Securities shall be redeemed at the redemption price specified therein.

     "Over-Allotment Option" means the option granted by the Trust to the several underwriters to purchase up to 300,000 additional Trust Preferred Securities solely to cover over-allotments pursuant to the Underwriting Agreement.

     "Payment Amount" has the meaning set forth in Section 7.1(a) of this Declaration.

     "Paying Agent" has the meaning set forth in Section 3.8(g) of this Declaration.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Property Account" has the meaning set forth in Section 3.8(c) of this Declaration.

     "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3 of this Declaration.

     "Pro Rata" means, in reference to any distributions on or redemptions of Trust Securities or the distribution of Subordinated Debentures or any other payment with respect to Trust Securities in connection with a Trust Special Event or liquidation of the Trust, pro rata to each Holder of Trust Securities according to the aggregate Liquidation Amount of the Trust Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Trust Securities outstanding. In any proration in connection with a redemption, the Property Trustee may make such adjustments as may be appropriate in order that only Trust Securities in authorized denominations shall be redeemed.

     "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

     "Redemption Date" means with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

     "Redemption Price" means, with respect to any Trust Security, $50 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums and unpaid Additional Amounts) to the date of redemption.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 10% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, when used with respect to the Property Trustee, any officer within the corporate trust department of the Property Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other office of the Property Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Declaration.

     "Rule 3a-5" means Rule 3a-5 under the 1940 Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Sponsor" means the Company or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Subordinated Debenture Trustee" means the "Trustee," as defined in the Subordinated Indenture, initially The Bank of New York.

     "Subordinated Debentures" means up to $103,092,800 aggregate principal amount ($118,556,750 aggregate principal amount if the Over-Allotment Option is exercised in full) of the Sponsor's 7% Convertible Subordinated Debentures due 2015 issued or to be issued pursuant to the Subordinated Indenture.

     "Subordinated Indenture" means the Junior Convertible Subordinated Indenture, dated as of February 22, 2000, between the Sponsor and the Subordinated Debenture Trustee, as trustee, as amended or supplemented from time to time.

     "Successor Common Securities" has the meaning set forth in Section 3.15(b)(vii) of this Declaration.

     "Successor Delaware Trustee" has the meaning set forth in Section 6.7(b) of this Declaration.

     "Successor Entity" has the meaning set forth in Section 3.15(b) of this Declaration.

     "Successor Property Trustee" has the meaning set forth in Section 6.7(b) of this Declaration.

     "Successor Trust Securities" has the meaning set forth in Section 3.15 of this Declaration.

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii) of this Declaration.

     "Tax Action" means (a) an amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying or clarifying such laws or regulations, (c) an administrative pronouncement or action that represents an official position (including a clarification of an official position) of the governmental authority or regulatory body making such administrative pronouncement or taking such action, or (d) a threatened challenge asserted in connection with an audit of the Company or any of its subsidiaries, or the Trust, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Subordinated Debentures, or the Trust Preferred Securities, which amendment or change is adopted or which decision, pronouncement or proposed change is announced or which action, clarification or challenge occurs on or after the date of the original issuance of the Trust Preferred Securities.

     "10% in Liquidation Amount of the Trust Securities" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount of all outstanding Trust Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust Common Security" has the meaning set forth in Section 8.1 of this Declaration.

     "Trust Common Security Certificate" means a definitive certificate in fully registered form representing a Trust Common Security substantially in the form of Exhibit A-2.

     "Trust Common Securities Guarantee" means the Trust Convertible Common Securities Guarantee Agreement dated as of February 22, 2000, entered into by the Company, as Guarantor, for the benefit of the holders of the Trust Common Securities.

     "Trust Dissolution Tax Opinion" means an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that there has been a Trust Tax Event.

     "Trust Enforcement Event" means the occurrence, at any time, of a Debenture Event of Default.

     "Trust Guarantees" means the Trust Common Securities Guarantee and the Trust Preferred Securities Guarantee, collectively.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Trust Investment Company Event" means that the Company shall have requested and received and shall have delivered to the Property Trustee an Opinion of Counsel from a firm having a national tax and securities practice and that is experienced in 1940 Act matters (which Opinion of Counsel shall not have been rescinded by such law firm) to the effect that as a result of a Change in 1940 Act Law, there is more than an insubstantial risk that the Trust is or, within 90 days after such date, will be considered an "investment company" which is required to be registered under the 1940 Act.

     "Trust Liquidation" has the meaning set forth in Section 9.2(a) of this Declaration.

     "Trust Liquidation Distribution" has the meaning set forth in Section 9.2(a) of this Declaration.

     "Trust Preferred Guarantee Trustee" means the trustee under the Trust Preferred Securities Guarantee.

     "Trust Preferred Securities Guarantee" means the Trust Convertible Preferred Securities Guarantee Agreement dated as of February 22, 2000, entered into by the Company, as Guarantor, and the Trust Preferred Guarantee Trustee, as trustee, for the benefit of the holders of the Trust Preferred Securities.

     "Trust Preferred Security" has the meaning set forth in Section 8.1(a) of this Declaration.

     "Trust Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Trust Preferred Security Certificate" means a certificate representing a Trust Preferred Security substantially in the form of Exhibit A-1.

          "Trust Securities" means the Trust Common Securities and the Trust Preferred Securities.

          "Trust Special Event" means a Trust Tax Event or a Trust Investment Company Event.

          "Trust Tax Event" means that the Company shall have requested and received and shall have delivered to the Property Trustee an Opinion of Counsel from a firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm) that there has been a Tax Action which relates to any of the items described in (i) through (iii) below, and that there is more than an insubstantial risk that (i) the Trust is or, within 90 days after such date, will be subject to United States federal income tax with respect to income accrued or received on the Subordinated Debentures, (ii) the Trust is or, within 90 days after such date, will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges or (iii) interest payable by the Company on the Subordinated Debentures is not or, within 90 days after such date, will not be deductible by the Company for United States federal income tax purposes.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Underwriting Agreement" means that certain Underwriting Agreement, dated as of February 15, 2000, among the Company, the Trust, and the several underwriters named therein.

                                   ARTICLE II

                               TRUST INDENTURE ACT

          SECTION 2.1 Trust Indenture Act; Application.

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.2 Lists of Holders of Trust Securities.

          (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee (i) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of the preceeding April 30 or October 31, as the case may be, and (ii) at such other time as the Property Trustee may request in writing, within 30 days after the receipt by the Trust of any such request, a List of Holders as of a date no more than 15 days prior to the time such List of Holders is furnished. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under
     Section 312 of the Trust Indenture Act.

          SECTION 2.3 Reports by the Property Trustee.

          The Property Trustee shall transmit to the Holders of the Trust Preferred Securities such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than April 15 in each calendar year with respect to the 12-month period ending on the previous February 15, commencing February 15, 2001. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange upon which the Trust Securities are listed, with the Commission and with the Sponsor. The Sponsor shall promptly notify the Property Trustee when any Trust Securities are listed for trading on any stock exchange and of any delisting thereof.

          SECTION 2.4 Periodic Reports to Property Trustee.

          Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Compliance certificates required by Section 314(a)(4) of the Trust Indenture Act shall be delivered to the Property Trustee annually on or before 120 days after the end of each fiscal year of the Sponsor.

          SECTION 2.5 Evidence of Compliance with Conditions Precedent.

          Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

          SECTION 2.6 Trust Enforcement Events; Waiver.

          (a) The Holders of a Majority in Liquidation Amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Trust Enforcement Event in respect of the Trust Preferred Securities and its consequences, provided, that if the underlying default or event of default:

               (i) is not waivable under the Subordinated Indenture, the Trust Enforcement Event under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of the holders of greater than a majority (a "Super Majority") in aggregate principal amount of the Subordinated Debentures to be waived under the Subordinated Indenture, then, the Trust Enforcement Event under this Declaration may only be waived by the vote of the Holders of at least the relevant Super Majority in Liquidation Amount of the Trust Preferred Securities.

          The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of Trust Enforcement Events with respect to the Trust Preferred

Securities shall also be deemed to constitute a waiver by the Holders of the Trust Common Securities of any such Trust Enforcement Event with respect to the Trust Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Trust Common Securities.

          (b) The Holders of a Majority in Liquidation Amount of the Trust Common Securities may, by vote, on behalf of the Holders of all of the Trust Common Securities, waive any past Trust Enforcement Event with respect to the Trust Common Securities and its consequences, provided, that if the underlying default or event of default:

               (i) is not waivable under the Subordinated Indenture, except where the Holders of the Trust Common Securities are deemed to have waived such Trust Enforcement Event under this Declaration as provided below in this Section

          2.6(b), the Trust Enforcement Event under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of the holders of a Super Majority in aggregate principal amount of Subordinated Debentures to be waived, except where the Holders of the Trust Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), then, the Trust Enforcement Event under this Declaration may only be waived by the vote of the Holders of at least the relevant Super Majority in Liquidation Amount of the Trust Common Securities;

provided, further, that each Holder of Trust Common Securities will be deemed to have waived any such Trust Enforcement Event and all Trust Enforcement Events with respect to the Trust Common Securities and its consequences if all Trust Enforcement Events with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Trust Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Common Securities or impair any right consequent thereon.

          SECTION 2.7 Trust Enforcement Event; Notice.

          The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Property Trustee in its Corporate Trust Office, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7 being hereby defined to be Events of Default as defined in the Subordinated Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, that except for a default in the payment of principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if any) on any of the Subordinated Debentures or in the payment of any sinking fund installment established for the Subordinated Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

                                   ARTICLE III

                                  ORGANIZATION

          SECTION 3.1 Name.

          The Trust is named "AMCV Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

          SECTION 3.2 Office.

          The address of the principal office of the Trust is c/o American Classic Voyages Co., Two North Riverside Plaza, Chicago, Illinois 60606. On 10 Business Days prior written notice to the Holders of Trust Securities and the other Trustees, the Administrative Trustees may designate another principal office.

          SECTION 3.3 Purpose.

          The exclusive purposes and functions of the Trust are (a) to issue the Trust Securities, (b) to invest the proceeds from such sale of the Trust Securities to acquire the Subordinated Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          SECTION 3.4 Authority.

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          SECTION 3.5 Title to Property of the Trust.

          Except as provided in Sections 3.6(c) and 3.8 with respect to the Subordinated Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

          SECTION 3.6 Powers and Duties of the Administrative Trustees.

          The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Trust Preferred Securities and the Trust Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Trust Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to the Trust Preferred Securities and Trust Common Securities issued on the Closing Date and the Option Closing Date (as such term is defined in the Underwriting Agreement), and all Trust Securities issued by the Trust shall be deemed to have been issued as of the Closing Date;

          (b) in connection with the issue and sale of the Trust Preferred Securities, at the direction of the Sponsor, to:

               (i) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale; and

               (ii) execute and file an application, prepared by the Sponsor, to the Nasdaq National Market System or other national stock exchange for listing upon notice of issuance of any Trust Preferred Securities;

          (c) to acquire the Subordinated Debentures with the proceeds of the sale of the Trust Preferred Securities and the Trust Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Subordinated Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Trust Common Securities;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Trust Special Event; provided, that the Administrative Trustees shall consult with the Sponsor before taking or refraining from taking any Ministerial Action in relation to a Trust Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Trust Common Securities as to such actions and applicable record dates;

          (f) to give prompt written notice to the Holders of the Trust Securities of any notice received from the Company of the Company's election not to make a current, quarterly payment on the Subordinated Debentures;

          (g) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Trust Securities;

          (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (k) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

          (l) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust and to appoint a Paying Agent or Paying Agents to serve in accordance with this Declaration;

          (m) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, or to take no action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the 1940 Act;

               (ii) cooperating with the Sponsor to ensure that the Subordinated Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes; and

               (iii) taking no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; provided, that such action does not adversely affect the rights, preferences or privileges of the Holders; and

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

          The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Company.

          The Administrative Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

          SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

          (a) The Trust shall not, and the Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Subordinated Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness or acquire any securities other than the Subordinated Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities;

               (vii) other than as set forth herein, consent to any amendment, modification or termination of the Subordinated Indenture or the Subordinated Debentures where such consent shall be required; and

               (viii) other than in connection with the dissolution and liquidation of the Trust upon the occurrence of any event described in
          Section 9.1(a), file a certificate of cancellation of the Trust.

          SECTION 3.8 Powers and Duties of the Property Trustee.

          (a) The legal title to the Subordinated Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Subordinated Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.7. To the fullest extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Subordinated Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Subordinated Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Subordinated Debentures held by the Property Trustee or the Trust Guarantees, deposit such funds into the Property Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Trust Common Securities from the Property Account in accordance with Section 7.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution (including the Property Trustee if it qualifies hereunder) authorized to exercise corporate trust powers and having a combined capital and surplus of at least

          $50,000,000 and subject to supervision or examination by federal or state authority; and

               (ii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Subordinated Debentures to Holders of Trust Securities upon the occurrence of a Trust Special Event.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

          (e) The Property Trustee may take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee in its Corporate Trust Office has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

          (f) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of Trust Preferred Securities and, if a Trust Enforcement Event occurs and is continuing, the Property Trustee may, for the benefit of Holders of the Trust Preferred Securities, enforce its rights as Holder of the Trust Preferred Securities subject to the rights of the Holders pursuant to the terms of such Trust Preferred Securities.

          (g) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (h) The Property Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.7.

          (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or authority of the Administrative Trustees set forth in Section 3.6.

          The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9 Certain Duties and Responsibilities of the Property
Trustee.

          (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing or waiver of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee in its Corporate Trust Office has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                    (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property
               Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) subject to the requirement of the Property Trustee receiving a tax opinion as set forth in Section 8.2(d) or 8.3(c), as the case may be, the Property

          Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or protection from such liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Subordinated Debentures, the Trust Preferred Securities Guarantee and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Subordinated Debentures, the Trust Preferred Securities Guarantee or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

          SECTION 3.10 Certain Rights of the Property Trustee.

          (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any request, direction, order or demand of the Sponsor or the Administrative Trustees mentioned herein shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless (a) such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee and (b) the Property Trustee has obtained the legal opinions, if any, required by Section 8.2(d) or 8.3(c), as the case may be, of this Declaration; provided, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Declaration,

               (vii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (viii) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (ix) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
          (iii) shall be fully protected in conclusively relying on or acting in or in accordance with such instructions; provided, however, that the Property Trustee shall not be required to take any action unless it shall have obtained such legal opinions, if any, required by Sections 8.2(d) or 8.3(c), as the case may be, of this Declaration;

               (x) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               (xi) if no Trust Enforcement Event has occurred and is continuing and if (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Trust Preferred Securities are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within 10 Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct.

               (xii) the Property Trustee shall not be deemed to have notice of any Debenture Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Trust Securities and this Declaration;

               (xiii) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

               (xiv) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          SECTION 3.11 Delaware Trustee.

          Notwithstanding any provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees, the Property Trustee or the Sponsor described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

          SECTION 3.12 Execution of Documents.

          Any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

          SECTION 3.13 Not Responsible for Recitals or Issuance of Trust Securities.

          The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Subordinated Debentures or the Trust Securities.

          SECTION 3.14 Duration of Trust.

          The Trust, unless dissolved pursuant to the provisions of Article IX hereof, shall have perpetual existence.

          SECTION 3.15 Mergers.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Sections 3.15(b) and (c) and Section 9.2.

          (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any State of the United States; provided, that:

               (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust
               under the Trust Securities; or

                    (B) substitutes for the Trust Preferred Securities other
               securities having substantially the same terms as the Trust Preferred Securities (the "Successor Trust Securities") so long as the Successor Trust Securities rank the same as the Trust Preferred Securities rank with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

               (ii) the Company expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Subordinated Debentures;

               (iii) the Successor Trust Securities are listed, or any Successor Trust Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Trust Preferred Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Preferred Securities (including any Successor Trust Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Trust Securities) in any material respect (other than with respect to any dilution of the Holders' interests in the new entity);

               (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vii) the Company owns all of the securities of the Successor Entity having substantially the same terms as the Trust Common Securities (the "Successor Common Securities") and guarantees the obligations of such Successor Entity under the Successor Trust Securities and the Successor Common Securities at least to the extent provided by the Trust Guarantees; and

               (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease will not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Trust Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B) following such merger, consolidation, amalgamation,
               replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the 1940 Act; and

                    (C) following such merger, consolidation, amalgamation or
               replacement, the Trust (or the Successor Entity) will not be taxable as a corporation for United States federal income tax purposes.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be taxable as a corporation for United States federal income tax purposes.

          SECTION 3.16 Compensation.

          (a)  The Sponsor agrees:

               (i) to pay each of the Trustees from time to time such compensation for all services rendered by such Trustee hereunder as the Sponsor and such Trustee may agree upon from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). To the fullest extent possible the parties intend that Section 3561 of Title 12 of the Delaware Code shall not apply to the Trust and that compensation paid pursuant to this Section 3.16(a) not be subject to review by any court under Section 3560 of Title 12 of the Delaware Code;

               (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expenses, disbursement or advance as may be attributable to its negligence or bad faith; and

          (b) Each of the Trustees hereby agrees that it shall not claim any lien or charge on any trust property as a result of any amount due pursuant to this Section 3.16. The provisions of this Section 3.16 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                   ARTICLE IV

                                     SPONSOR

          SECTION 4.1 Responsibilities of the Sponsor.

          In connection with the issue and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare, execute and file on behalf of the Trust with the Commission a registration statement on Form S-3 in relation to the Trust Preferred Securities, including any amendments or supplements thereto pertaining to the Trust Preferred Securities and take such actions or cause the Property Trustee to take such actions, as may be necessary or appropriate to qualify this Declaration under the Trust Indenture Act;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to prepare for filing by the Trust an application to the Nasdaq National Market System or any other national stock exchange for listing upon notice of issuance of any Trust Preferred Securities and, if required, the Trust Preferred Securities Guarantee;

          (d) to prepare, execute and file on behalf of the Trust with the Commission a registration statement, including any amendments thereto, relating to the registration of the Trust Preferred Securities and the Trust Preferred Securities Guarantee under Section 12(b) of the Exchange Act, and to prepare and file all periodic and other reports and documents required in connection therewith; and

          (e) to negotiate the terms of, and execute and deliver, an underwriting agreement and any pricing agreement providing for the sale of the Trust Preferred Securities.

          SECTION 4.2 Indemnification and Expenses of the Trustee.

          To the fullest extent permitted by law, the Sponsor agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Property Trustee) incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust hereunder, including the costs and expenses of defending either of them against any claim (whether asserted by the Company, a Holder of Trust Preferred Securities, or any other Person) or liability in connection with the exercise or performance of any of their respective powers or duties hereunder. The provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

                                   ARTICLE V

                         TRUST COMMON SECURITIES HOLDER

          SECTION 5.1 Company's Purchase of Trust Common Securities.

          On the Closing Date the Company will purchase the Trust Common Securities authorized for issuance by the Trust, for an amount at least equal to 3% of the capital of the Trust (as determined as of the Closing Date), concurrently with the issuance of Trust Preferred Securities on the Closing Date. Upon the exercise of the Over-Allotment Option (if the closing of same occurs other than on the Closing Date), the Company shall purchase such additional number of Trust Common Securities at $50 per Trust Common Security so that the aggregate Liquidation Amount of the additional Trust Common Securities so issued equals at least 3% of the aggregate Liquidation Amount of the additional Trust Preferred Securities issued at such Option Closing Date. All Trust Common Securities issued by the Trust shall be deemed to have been issued as of the Closing Date.

          SECTION 5.2 Covenants of the Trust Common Securities Holder.

          For so long as the Trust Preferred Securities remain outstanding, the Company will covenant (i) to maintain directly 100 percent ownership of the Trust Common Securities, (subject to Section 10.1(c)) (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate, or be terminated, except as permitted by this

Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company, and (iv) to take no action which would be reasonably likely to cause the Trust to be taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE VI

                                    TRUSTEES

          SECTION 6.1 Number of Trustees.

          The number of Trustees initially shall be five (5), and:

          (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Trust Common Securities voting as a class; provided, however, that the number of Trustees shall in no event be less than three (3); provided, further, that (1) if required by the Business Trust Act, one Trustee is the Delaware Trustee; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Company (each, an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

          SECTION 6.2 Delaware Trustee.

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a)  a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee (in which case Section 3.11 shall have no application).

          SECTION 6.3 Property Trustee; Eligibility.

          (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

               (i) not be an Affiliate of the Sponsor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.7(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Trust Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture
     Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          (d) The Trust Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          (e)  The initial Property Trustee shall be:

               The Bank of New York.

          SECTION 6.4 Qualifications of Administrative Trustees and Delaware Trustee Generally.

          Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          SECTION 6.5 Administrative Trustees.

          The initial Administrative Trustees shall be:

                          Philip C. Calian
                          Jordan B. Allen
                          Randall L. Talcott

          Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

          SECTION 6.6 Delaware Trustee.

          The initial Delaware Trustee shall be:

          The Bank of New York (Delaware)

          SECTION 6.7 Appointment, Removal and Resignation of Trustees.

          (a) Subject to Section 6.7(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Trust Securities, by vote of the Holders of a Majority in Liquidation Amount of the Trust Common Securities voting as a class, provided, however, that if a Trust Enforcement Event shall have occurred and be continuing the Property Trustee may be removed and a successor thereto appointed only by the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities.

          (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

               (ii) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                    (A) until a Successor Property Trustee has been appointed
               and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    (B) until the assets of the Trust have been completely
               liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Trust Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.7; provided, however, that if a Trust Enforcement Event shall have occurred and be continuing a successor Property Trustee may be appointed only by the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities.

          (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
     Section 6.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee, as applicable, resigning or being removed may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Sponsor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Property Trustee hereunder.

          SECTION 6.8 Vacancies among Trustees.

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.7.

          SECTION 6.9 Effect of Vacancies.

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 6.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

          SECTION 6.10 Meetings.

          If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. Notwithstanding the foregoing, any and all actions of the Administrative Trustees may be taken by the unanimous written consent of all Administrative Trustees.

          SECTION 6.11 Delegation of Power.

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

          (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Property Trustee, the Delaware Trustee or an Administrative Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee, the Delaware Trustee or an Administrative Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee, the Delaware Trustee or an Administrative Trustee, as the case may be, shall be the successor of the Property Trustee, the Delaware Trustee or Administrative Trustee, as the case may be, hereunder; provided, that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VII

                           DISTRIBUTIONS; REDEMPTION;
                              EXCHANGE; CONVERSION

          SECTION 7.1 Distributions.

          (a) The Trust Securities represent undivided beneficial interests in the Trust property, and Holders of Trust Securities shall be entitled to receive cumulative cash distributions at the rate per annum of 7% of the stated Liquidation Amount of $50 per Trust Security, calculated by dividing the annual distribution by four. For any period shorter than a full 90-day quarter, distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions shall be made on the Trust Preferred Securities and the Trust Common Securities in accordance with Section 7.5. Distributions on the Trust Securities shall, from the Closing Date, accrue and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such Distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of 7% per annum ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions in respect of each Fiscal Period together with any Compounded Distributions. If and to the extent that the Company makes a payment on the Subordinated Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to the Holders entitled thereto.

          (b) Distributions on the Trust Securities will be payable quarterly in arrears on each February 15, May 15, August 15 and November 15, commencing May 15, 2000, when, as and if available for payment, by the Property Trustee, except as otherwise described below. If Distributions are not paid when scheduled, the accumulated Distributions shall be paid to the Holders of record of Trust Securities as they appear on the books and records of the Trust on the record date established for such Distributions as determined under Section 7.1(e) below.

          (c) The Sponsor has the right under the Subordinated Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"); provided, that no Extension Period shall last beyond the date of the maturity or any redemption date of the Subordinated Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate specified above compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Subordinated Debentures.

          (d) Amounts available to the Trust for distribution to the Holders of the Trust Securities will be limited to payments received by the Trust from the Company on the Subordinated Debentures. If the Property Trustee, as the holder of the Subordinated Debentures for the benefit of the Holders of the Trust Securities, receives notice of any determination by the Company not to make payment on such Subordinated debentures, the Property Trustee shall give notice of such determination to the Holders.

          (e) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which relevant record dates will be the 1st day of the month of the relevant payment dates (that is, each February 1, May 1, August 1 and November 1). Such Distributions will be paid through the Property Trustee who will hold amounts received in respect of the Subordinated Debentures in the Property Account for the benefit of the Holders of the Trust Securities. In the event that any date on which distributions are payable on the Trust Securities is not a Business Day, payment of the distribution payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The record date for Trust Common Securities shall be the same date as is established as the record date for Trust Preferred Securities.

          SECTION 7.2 Redemption.

          (a) (i) Upon the repayment of the Subordinated Debentures either at maturity or as a result of the acceleration of the Subordinated Debentures upon the occurrence of a Debenture Event of Default, the proceeds from such repayment or prepayment shall be applied by the Property Trustee (subject to the Property Trustee having received written notice no later than 30 days prior to the related redemption of the Trust Securities) to redeem Trust Securities having an aggregate Liquidation Amount equal to the principal amount of the Subordinated Debentures so repaid, at the Redemption Price.

               (i) Upon an optional redemption (as set forth in the Subordinated Indenture) of Subordinated Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate unpaid principal amount of the Subordinated Debentures so redeemed by the Sponsor, including pursuant to Section 7.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Subordinated Indenture) of Subordinated Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate unpaid principal amount of the Subordinated Debentures so redeemed by the Sponsor, at the Redemption Price.

               (ii) If, at any time prior to the Conversion Expiration Date, less than ten percent (10%) in principal amount of the Subordinated Debentures originally issued by the Sponsor remain outstanding, such Subordinated Debentures shall be redeemable, at the option of the Sponsor, exercisable at any time in whole but not in part, at a Redemption Price equal to the aggregate unpaid principal amount thereof, and all accrued and unpaid interest due thereon; in such event, the proceeds from such redemption shall be applied to redeem at the Redemption Price the outstanding Trust Securities having an aggregate Liquidation Amount equal to the aggregate unpaid principal amount of the Subordinated Debentures so redeemed by the Sponsor.

          (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Sponsor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the books and records of the Trust. All notices of redemption shall state:

               (i) the Redemption Date;

               (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

               (iii) the applicable CUSIP number;

               (iv) if less than all of the outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

               (v) if the Trust Preferred Securities are convertible, (A) that a Holder of Trust Preferred Securities who desires to convert such Trust Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 7.3 hereof, (B) the Conversion Price and (C) the date and time when the right to convert shall expire;

               (vi) that on the Redemption Date the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date and the Trust Security being redeemed will cease to have conversion rights; and

               (vii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Subordinated Debentures. Redemption of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Property Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be.

          (d) If the Property Trustee gives a notice of redemption in respect of any Trust Preferred Securities, then by 12:00 noon, New York City time, on the Redemption Date, subject to Section 7.2(c) and to the Property Trustee's having received for deposit to the Property Account available funds sufficient for such redemption by 10:00 A.M., New York City time, on the Redemption Date, the Property Trustee will, so long as and to the extent the Trust Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Trust Preferred Securities funds sufficient to pay the applicable Redemption Price or Optional Redemption Price and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders of such Trust Preferred Securities. If the Trust Preferred Securities are no longer in book-entry only form, the

     Property Trustee, subject to Section 7.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Trust Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Trust Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear in the books and records of the Trust Securities on the relevant record dates for the related Distribution dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest, on such Redemption Date and such Trust Securities will cease to be outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day and without interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price or the Optional Redemption Price in respect of Trust Securities called for redemption is improperly withheld or refused and not paid by the Trust or by the Sponsor pursuant to the Trust Guarantees, Distributions on such Trust Securities will continue to accumulate at the then applicable rate, from the Redemption Date originally established by the Trust to the date such Redemption Price or the Optional Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purpose of calculating the Redemption Price or the Optional Redemption Price.

          (e) If less than all the outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated, subject to Section 9.2(b), on a pro rata basis (based on Liquidation Amounts) among the Trust Common Securities and the Trust Preferred Securities that are to be redeemed. The particular Trust Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the outstanding Trust Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions equal to $50 (or an integral multiple of $50 in excess thereof) of the Liquidation Amount of the Trust Preferred Securities. The Property Trustee shall promptly notify the registrar and transfer agent of the Trust Securities and the Conversion Agent in writing of the Trust Preferred Securities selected for partial redemption and, in the case of any Trust Preferred Securities selected for redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Trust Preferred Securities registered in the name of and held of record by the Clearing Agency or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Trust Preferred Securities shall relate, in the case of any Trust Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, or register the transfer of or exchange of, any Trust Preferred Security during a period beginning at the opening of business 15 days before the mailing of the notice of redemptions of Trust Preferred Securities and ending at the close of business on the date of such mailing or (ii) register the transfer of or exchange of any Trust Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Trust Preferred Securities being redeemed in part.

          SECTION 7.3 Conversion.

          The Holders of Trust Securities, subject to the limitations set forth in this Section 7.3, shall have the right at any time following the Closing Date and ending on the Conversion Expiration Date, at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock of the Company in the manner described herein on and subject to the following terms and conditions:

               (i) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock of the Company pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Subordinated Debentures, and immediately to convert such amount of Subordinated Debentures into fully paid and nonassessable shares of Common Stock of the Company at an initial rate of 1.6207 shares of Common Stock for each Trust Security (which is equivalent to a conversion price of $30.85 principal amount of Subordinated Debentures per share of Company Common Stock), subject to certain adjustments set forth in the Subordinated Indenture (as so adjusted, the "Conversion Price").

               (ii) In order to convert Trust Securities into Company Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Company Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Trust Securities for a portion of the Subordinated Debentures held by the Property Trustee having an aggregate principal amount equal to the Liquidation Amount of the Trust Securities surrendered for conversion and (b) to immediately convert such Subordinated Debentures, on behalf of such Holder, into Company Common Stock and, if applicable, other securities, cash or property (at the Conversion Price specified in the preceding paragraph). The Conversion Agent shall notify the Property

          Trustee of the Holder's election to exchange Trust Securities for a portion of the Subordinated Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Subordinated Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Subordinated Debentures into shares of Company Common Stock. Holders of Trust Securities at the close of business on a relevant record date for a Distribution will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution date notwithstanding the conversion of such Trust Securities following such relevant record date but prior to such Distribution date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions, whether or not in arrears, accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Company Common Stock issued upon such conversion. Trust Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Company Common Stock issuable upon conversion of the Subordinated Debentures shall be treated for all purposes as the record holder or holders of such Company Common Stock on the Conversion Date. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver (or cause the transfer agent for the Company Common Stock to deliver) at the office of the Conversion Agent a certificate or certificates for the number of full shares of Company Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

               (iii) Each Holder of a Trust Security by its acceptance thereof initially appoints The Bank of New York not in its individual capacity but solely as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section 7.3. In effecting the conversion and transactions described in this Section 7.3, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Subordinated Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section 7.3 and (ii) to convert all or a portion of the Subordinated Debentures so exchanged into Company Common Stock and thereupon to deliver such shares of Company Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee any new

          Subordinated Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Debenture Trustee.

               (iv) No fractional shares of Company Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Conversion Agent in an amount equal to the Closing Price of such fractional share on the Conversion Date, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

               (v) Nothing in this Section 7.3 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

               (vi) In the event of the exchange of any Trust Security in part only in connection with a conversion pursuant to this Section 7.3, a new Trust Security or Trust Securities for the unexchanged portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Trust Security exchanged in part in accordance with Section 10.9 of this Declaration or if such Trust Security is represented by a Global Certificate, the Property Trustee shall note thereon the reduction in the number of Trust Securities evidenced thereby as a result of such exchange.

               (vii) Notwithstanding any provision to the contrary contained in this Declaration, the Conversion Agent shall not convert any Trust Securities if, after giving effect to such conversion, in excess of 25% the Common Stock of the Company would be owned by Persons who are not citizens of the United States or the Company would otherwise be in violation of the restriction on ownership of the Company's securities by Persons who are not citizens of the United States contained in the U.S. Shipping Act, 1916, and all amendments thereto as codified in 46 U.S.C.ss.ss. 801, et seq. and all regulations promulgated thereunder. The Sponsor will provide the Conversion Agent with notice at any time when the conversion of any or all outstanding Trust Preferred Securities would not be permitted pursuant to this Section 7.3(vii). If Trust Preferred Securities which a Holder desires to convert may not be converted pursuant to this Section 7.3(vii), the Conversion Agent shall give notice to such Holder of such fact and such Trust Preferred Securities shall not be converted into Common Stock. The Conversion Agent shall give such Holder notice at such time as the Trust Preferred Securities proposed to be converted by such Holder may be converted pursuant to this Section 7.3(viii).

               (viii) Notwithstanding any provision to the contrary contained in this Declaration, the Company shall not convert any Common Trust Securities unless, after giving effect to such conversion, the Company continues to own Common

          Trust Securities having an aggregate Liquidation Amount representing at least 3% of the aggregate Liquidation Amount of all outstanding Trust Securities.

          SECTION 7.4 Trust Special Event Exchange or Redemption.

          (a) If a Trust Special Event shall occur and be continuing, the Property Trustee and the Administrative Trustees shall direct the Conversion Agent to exchange all outstanding Trust Securities for Subordinated Debentures having an unpaid principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and to dissolve the Trust; provided, however, that, in the case of a Trust Tax Event, the Sponsor shall have the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Sponsor shall have elected to pay any Additional Sums such that the net amounts received by Holders of Trust Securities not so exchanged in respect of Distributions are not reduced as a result of such Trust Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If at any time after February 19, 2003, a Trust Tax Event shall occur or be continuing, the Sponsor shall have the right, subject to the provisions of the Subordinated Indenture, upon not less than 30 nor more than 60 days' notice, to redeem the Subordinated Debentures, in whole or in part, for cash. Promptly following such redemption, Trust Securities with an aggregate Liquidation Amount equal to the aggregate unpaid principal amount of the Subordinated Debentures so redeemed will be redeemed by the Trust at the Optional Redemption Price on a pro rata basis, except as provided for in Section 9.2(b).

          (b) Notice of any exchange pursuant to this Section 7.4 (an "Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Sponsor and to each record Holder of Trust Securities to be exchanged not less than 30 nor more than 60 days prior to the date fixed for exchange thereof. The Sponsor shall notify the Property Trustee of such exchange at least 15 days prior to the latest date that the Property Trustee must give such notice. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the books and records of the Trust. Each Exchange Notice shall state: (A) the exchange date; (B) the aggregate Liquidation Amount of the Trust Securities to be exchanged and the aggregate principal amount of the Subordinated Debentures to be so exchanged therefor; (C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Subordinated Debentures bearing interest accruing from and including the last date to which Distributions have been made on the Trust Securities and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; and (D) the identity of the Conversion Agent, if any, and the place or places where the Trust Securities to be exchanged are to be surrendered in exchange for Subordinated Debentures. No defect in the Exchange Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

          (c) In the event that fewer than all the outstanding Trust Preferred Securities are to be exchanged, then, on the exchange date, (i) if all of the outstanding Trust Preferred Securities are represented by Definitive Trust Preferred Securities Certificates, the particular Trust Preferred Securities to be exchanged will be selected by the Property Trustee from the outstanding Trust Preferred Securities not previously called for redemption or exchange on a pro rata basis (based on Liquidation Amounts),
     (ii) if all of the outstanding Trust Preferred Securities are represented by Book-Entry Interests, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Interests on a pro rata basis (based on Liquidation Amounts) and (iii) if Outstanding Trust Securities are represented by both Definitive Trust Preferred Securities Certificate and Book-Entry Interests, the Property Trustee shall select the portion of the Global Certificate representing the Book- Entry Interests and the particular outstanding Trust Preferred Securities represented by Definitive Preferred Securities Certificates to be exchanged on a pro rata basis (based on Liquidation Amounts). In the case of clause (ii) or (iii) above, the particular Book-Entry Interests to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such Global Certificate is then held. Any Trust Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new Trust Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Trust Preferred Securities Certificate so surrendered. The Trust Common Securities shall be exchanged in a manner similar to that described for Trust Preferred Securities represented by Definitive Trust Preferred Securities Certificates.

          (d) In the event of an exchange pursuant to this Section 7.4, on the date fixed for any such exchange, (i) if the Trust Preferred Securities are represented by Book-Entry Interests, the Clearing Agency or its nominee, as the record Holder of the Trust Preferred Securities, will exchange through the Conversion Agent the Global Certificate representing the Trust Preferred Securities to be exchanged for a registered Global Certificate or certificates representing the Subordinated Debentures to be delivered upon such exchange, (ii) if the Trust Preferred Securities are represented by Definitive Trust Preferred Securities Certificates, the certificates representing the Trust Preferred Securities to be so exchanged will be deemed to represent Subordinated Debentures having a principal amount equal to the aggregate stated Liquidation Amount of such Subordinated Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Subordinated Debentures and (iii) all rights of the Holders of the Trust Preferred Securities so exchanged will cease, except for the right of such Holders to receive Subordinated Debentures. The Trust Common Securities shall be exchanged in a manner similar to that described for Trust Preferred Securities represented by Definitive Trust Preferred Securities Certificates.

          (e)  Each Holder, by becoming a party to this Declaration pursuant to
     Section 15.4 of this Declaration, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Subordinated Debentures pursuant to the terms described above.

          (f) Nothing in this Section 7.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

          SECTION 7.5 Payment Procedures.

          Payments in respect of the Trust Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the books and records of the Trust, or, at the election of the Trust, by wire transfer to the account maintained by the Person entitled thereto (notice of which account has been given by such Person to the Property Trustee in writing) or, if the Trust Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the applicable depository agreement on the applicable Distribution dates or Redemption Dates. Payments, if any, in respect of the Trust Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Trust Common Securities.

          SECTION 7.6 Tax Reporting, Etc.

          The Administrative Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Holder or the information required to be provided on such form. The Administrative Trustees shall provide the Sponsor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

          SECTION 7.7 Payment of Additional Sums by the Property Trustee.

          Upon receipt under the Subordinated Debentures of Additional Sums the Property Trustee, upon receipt of written notice from the Sponsor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

          SECTION 7.8 Payments under Indenture.

          Any amount payable hereunder to any Holder of Trust Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or a related Trust Preferred Security Beneficial Owner) has directly received pursuant to the Subordinated Indenture in accordance with the terms of
Section 8.2(c) hereof.

                                  ARTICLE VIII

                          ISSUANCE OF TRUST SECURITIES

          SECTION 8.1 Designation and General Provisions Regarding Trust Securities.

          (a) The Administrative Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided preferred beneficial interests in the assets of the Trust and one class of common securities representing undivided subordinated beneficial interests in the assets of the Trust as follows:

               (i) Trust Preferred Securities. 2,300,000 7% Trust Convertible Preferred Securities of the Trust (including 300,000 7% Trust Convertible Preferred Securities subject to issuance upon exercise of the Over-Allotment Option) with an aggregate Liquidation Amount with respect to the assets of the Trust of One Hundred Million Dollars ($100,000,000), (One Hundred Fifteen Million Dollars ($115,000,000) if the Over-Allotment Option is exercised in full) and a Liquidation Amount with respect to the assets of the Trust of $50 per trust preferred security, are hereby designated for the purpose of identification only as 7% Trust Convertible Preferred Securities (the "Trust Preferred Securities"). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

               (ii) Trust Common Securities. 71,135 7% Trust Convertible Common Securities of the Trust (including 9,279 7% Trust Convertible Common Securities subject to issuance if the Over-Allotment Option is exercised in full) with an aggregate Liquidation Amount with respect to the assets of the Trust of Three Million Ninety Two Thousand Eighty Hundred Dollars (($3,092,800) (Three Million Five Hundred Fifty Six Thousand Seven Hundred Fifty Dollars ($3,556,750) if the Over-Allotment Option is exercised in full) and a Liquidation Amount with respect to the assets of the Trust of $50 per trust common security, are hereby designated for the purposes of identification only as 7% Trust Convertible Common Securities (the "Trust Common Securities"). The Trust Common Security Certificates evidencing the Trust Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

               (iii) All Trust Securities issued by the Trust shall be deemed to have been issued on the Closing Date.

          (b) Except as provided in Section 9.2(b) of this Declaration, the Trust Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Trust Common Securities. The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Trust Common Securities.

          (c) Any Administrative Trustee shall sign the Trust Securities for the Trust by manual or facsimile signature. In case any Administrative Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be an Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

          A Trust Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. Such signature shall conclusively evidence that the Trust Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Trust Preferred Securities for original issue. The aggregate Liquidation Amount of Trust Securities outstanding at any time shall not exceed the Liquidation Amount set forth in
Section 8.1(a).

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Preferred Securities. An authenticating agent may authenticate Trust Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

          (d) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.


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

          (e) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (f) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

          SECTION 8.2 Voting Rights of Trust Preferred Securities.

          (a)  Except as provided under Sections 6.7(a), this Article VIII and
     Article XIII and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Trust Preferred Securities will have no voting rights.

          (b) Subject to the requirement of the Property Trustee obtaining an Opinion of Counsel in certain circumstances set forth in Section 8.2(d) below, the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Subordinated Debentures, to (i) exercise the remedies available to it under the Subordinated Indenture as a Holder of the Subordinated Debentures or (ii) consent to any amendment, modification, or termination of the Subordinated Indenture or the Subordinated Debentures where such consent shall be required; provided, however, that where a consent or action under the Subordinated Indenture would require the consent or act of the Holders of more than a majority of the outstanding principal amount of the Subordinated Debentures affected thereby, only the Holders of the percentage of the aggregate stated Liquidation Amount of the Trust Preferred Securities which is at least equal to such required percentage of the principal amount of Subordinated Debentures may direct the Property Trustee to give such consent or take such action; provided further, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability.

          (c) If the Property Trustee fails to enforce its rights under the Subordinated Indenture after a Holder of Trust Preferred Securities has made a written request, such Holder of Trust Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company, to enforce the Property Trustee's rights under the Subordinated Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a

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

     Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Company to make any required payment when due on the Subordinated Debentures, then a Holder of Trust Preferred Securities may directly institute a proceeding against the Company for enforcement of payment to such Holder of principal amount of or interest on the Subordinated Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Preferred Securities of such Holder after the respective due date specified in the Subordinated Debentures. In the case of such direct action, the rights of the Company will be subrogated to the rights of any Holder of Trust Preferred Securities to the extent of any payment made by the Company to such Holder of Trust Preferred Securities as a result of such direct action.

          (d) The Property Trustee shall notify all Holders of the Trust Preferred Securities of any notice of any Trust Enforcement Event received from the Company with respect to the Subordinated Debentures. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in Section 8.2(b)(i) and (ii) above unless the Property Trustee has obtained an Opinion of Counsel (which counsel shall be independent tax counsel) to the effect that as a result of such action, the Trust will not be taxable as a corporation for United States federal income tax purposes and that after such action each Holder will continue to be treated as owning an undivided beneficial interest in the Subordinated Debentures.

          (e) In the event the consent of the Property Trustee, as the Holder of the Subordinated Debentures, is required under the Subordinated Indenture with respect to any amendment, modification or termination of the Subordinated Indenture, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Subordinated Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Subordinated Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated Liquidation Amount of the Trust Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Trust Securities unless the Property Trustee has obtained an Opinion of Counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

          (f) Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all the Holders of Trust Securities or pursuant to written consent (without the need for prior notice). In accordance with Section 13.2, the Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote to be mailed to each Holder of Trust Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote; and
     (iii) instructions for the delivery of proxies or consents.

          (g) No vote or consent of the Holders of Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or distribute Subordinated Debentures in accordance with the Declaration.

          (h) Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are beneficially owned at such time by the Company or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Company, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Preferred Securities were not outstanding, except for Trust Preferred Securities purchased or acquired by the Company or its Affiliates in connection with transactions effected by or for the account of customers of the Company or any of its subsidiaries or in connection with the distribution or trading of such Trust Preferred Securities; provided, however, that Persons (other than Affiliates of the Company) to whom the Company or any of its subsidiaries have pledged Trust Preferred Securities may vote or consent with respect to such pledged Trust Preferred Securities pursuant to the terms of such pledge.

          (i) Holders of the Trust Preferred Securities will have no rights to appoint or remove the Administrative Trustees, who may be appointed, removed or replaced solely by the Company, as the Holder of all the Trust Common Securities.

          SECTION 8.3 Voting Rights of Trust Common Securities.

          (a) Except as provided under this Section 8.3 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Trust Common Securities will have no voting rights.

          (b) The Holders of the Trust Common Securities are entitled, in accordance with Article VI of this Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after all Trust Enforcement Events with respect to the Trust Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining an Opinion of Counsel in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Trust Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Subordinated Debentures, to exercise the remedies available to it under the Subordinated Indenture as a Holder of the Subordinated Debentures; provided, however, that (subject to the provisions of Section 3.9) the

     Property Trustee shall have the right to decline to follow any such direction if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described above in this Section 8.3(c) unless the Property Trustee has obtained an Opinion of Counsel (which counsel shall be independent tax counsel) to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not be taxable as a corporation for United States federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Subordinated Debentures and Trust Guarantees.

          (d) If the Property Trustee fails to enforce its rights under the Subordinated Debentures after a Holder of Trust Common Securities has made a written request, such Holder of Trust Common Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company to enforce the Property Trustee's rights under the Subordinated Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

          (e) Any required approval or direction of Holders of Trust Common Securities may be given at a separate meeting of Holders of Trust Common Securities convened for such purpose, at a meeting of all the Holders of Trust Securities or pursuant to written consent (without the need for prior notice). In accordance with Section 13.2, the Administrative Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote to be mailed to each Holder of record of Trust Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote; and (iii) instructions for the delivery of proxies or consents.

          (f) No vote or consent of the Holders of the Trust Common Securities shall be required for the Trust to redeem and cancel Trust Common Securities or to distribute Subordinated Debentures in accordance with the Declaration and the terms of the Trust Securities.

          SECTION 8.4 Paying Agent.

          In the event that the Trust Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Trust Preferred Securities may be presented for payment ("Paying Agent"). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Bank of New York shall initially act as Paying Agent for the Trust Preferred Securities and the Trust Common Securities.

          SECTION 8.5 Listing.

          The Sponsor shall use its reasonable commercial efforts to cause the Trust Preferred Securities to be listed for trading on the Nasdaq National Market System.

          SECTION 8.6 Acceptance of Trust Guarantees.

          Each Holder of Trust Preferred Securities and Trust Common Securities, by the acceptance thereof, agrees to the provisions of the applicable Trust Guarantees, including the subordination provisions therein.

                                   ARTICLE IX

                           DISSOLUTION AND LIQUIDATION
                                  OF THE TRUST

          SECTION 9.1 Dissolution of Trust.

          (a)  The Trust shall dissolve:

               (i) upon the bankruptcy of the Holder of Trust Common Securities or the Sponsor;

               (ii) (A) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, (B) by obtaining the consent of at least a Majority in Liquidation Amount of the Trust Securities, voting together as a single class, or (C) upon the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust;

               (iv) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

               (v) upon the election of the Administrative Trustees, following the occurrence and continuation of a Trust Special Event, pursuant to which the Trust shall give the Exchange Notice in accordance with
          Section 7.4(b) and all of the Subordinated Debentures shall have been distributed to the Holders of Trust Securities in exchange for all of the Trust Securities;

               (vi) before the issuance of any Trust Securities, with the consent of all of the Administrative Trustees and the Sponsor;

               (vii) upon the distribution of the Subordinated Debentures to the Holders of the Trust Securities, if the Sponsor has given written instruction to the Property Trustee to dissolve the Trust (which direction may be given in the sole discretion of the Sponsor); or

               (viii) upon the conversion of all of the Trust Securities in accordance with Section 7.3.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 9.1(a), the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article XI shall survive the termination of the Trust.

          SECTION 9.2 Liquidation Distribution Upon Dissolution of the Trust.

          (a) In the event of any voluntary or involuntary dissolution of the Trust (each a "Trust Liquidation"), the Holders of the Trust Preferred Securities will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of the Trust's liabilities and creditors, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated Liquidation Amount of $50 per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Trust Liquidation Distribution"), unless, in connection with such Trust Liquidation, Subordinated Debentures shall be distributed (as provided in Section 9.1(a)) on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

          (b) If, upon any such Trust Liquidation, the Trust Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Trust Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis. The Holders of the Trust Common Securities will be entitled to receive distributions upon any such Trust Liquidation Pro Rata with the Holders of the Trust Preferred Securities; provided, however, that if on any Distribution Date or Redemption Date a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or the Redemption Price or Optional Redemption Price of, any Trust Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Trust Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Trust Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price or Optional Redemption Price the full amount of such Redemption Price or Optional Redemption Price on all outstanding Trust Preferred Securities, shall have been made or

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

     provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price or Optional Redemption Price of, Trust Preferred Securities then due and payable.

                                   ARTICLE X

                              TRANSFER OF INTERESTS

          SECTION 10.1 Transfer and Exchange of Trust Securities.

          (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article X, Trust Preferred Securities shall be freely transferable.

          (c) Except in connection with mergers, acquisitions, consolidations or other transactions provided for in the Subordinated Indenture and the pledge of Common Securities by the Sponsor to secure indebtedness, to the fullest extent permitted by law, any attempted transfer of the Common Securities shall be void.

          (d) At the option of the Holder, Trust Securities of any class (except a Global Security) may be exchanged for other Trust Securities of the same class, and of a like aggregate Liquidation Amount and tenor, upon surrender of the Trust Securities to be exchanged at the office of the Registrar. Whenever any Trust Securities are so surrendered for exchange, the Administrative Trustees shall execute, and the Property Trustee shall authenticate and deliver, the Trust Securities which the Holder making the exchange is entitled to receive.

          SECTION 10.2 Transfer of Certificates.

          The Administrative Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Property Trustee duly executed by the Holder or such Holder's attorney duly authorized in writing which written instrument of transfer, in the case of Trust Preferred Securities, shall state whether the Person to whom the such Trust Preferred Securities are being transferred is a citizen of the United States. Each Certificate surrendered for registration of transfer shall be canceled by the Property Trustee. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder

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

upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

          SECTION 10.3 Deemed Security Holders.

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever (except as provided in Section 7.1(e)) and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          SECTION 10.4 Book Entry Interests.

          The Trust Preferred Securities Certificates, on original issuance, will be issued in the form of one or more fully registered, global Trust Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 10.7. Unless and until definitive, fully registered Trust Preferred Security Certificates (the "Definitive Trust Preferred Security Certificates") have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 10.7:

          (a) the provisions of this Section 10.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole Holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 10.4 conflict with any other provisions of this Declaration, the provisions of this
     Section 10.4 shall control; and

          (d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Clearing Agency will make book entry transfers among the Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Trust Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Trust Preferred Security Certificates have not been issued, the Trustees may conclusively rely

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

     on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Trust Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

          SECTION 10.5 Notices to Clearing Agency.

          Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, unless and until Definitive Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 10.7, the Trustee or Trustees required or authorized to give any such notice or communication shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

          SECTION 10.6 Appointment of Successor Clearing Agency.

          If any Clearing Agency elects to discontinue, or becomes ineligible to continue, its services as securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

          SECTION 10.7 Definitive Trust Preferred Security Certificates.

          If:

          (a) a Clearing Agency elects to discontinue, or becomes ineligible to continue, its services as securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance or ineligibility pursuant to
     Section 10.6, or

          (b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities, or

          (c)  there is a Trust Enforcement Event,

          then:

          (d) Definitive Trust Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Trust Preferred Securities; and

          (e) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Trust Preferred Security Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither

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
         the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be fully protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

                   SECTION 10.8 Mutilated, Destroyed, Lost or Stolen
Certificates.

                   If:

                   (a) any mutilated Certificate should be surrendered to the Property Trustee, or if the Property Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

                   (b) there shall be delivered to the Administrative Trustees and the Property Trustee such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 10.8, the Administrative Trustees or the Property Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                   SECTION 10.9 Cancellation.

                   All Trust Preferred Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Property Trustee, be delivered to the Property Trustee and shall be promptly canceled by it. A Holder may at any time deliver to the Property Trustee for cancellation any Trust Preferred Securities previously authenticated and delivered hereunder, which the Holder may have acquired in any manner whatsoever, and all Trust Preferred Securities so delivered shall be promptly canceled by the Property Trustee. No Trust Securities shall be authenticated in lieu of or in exchange for any Trust Securities canceled as provided in this Section, except as expressly permitted by this Declaration. All canceled Trust Preferred Securities held by the Property Trustee shall be disposed of in accordance with its customary procedures.




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


                   SECTION 10.10 Appointment of Registrar and Transfer Agent.

                   The Administrative Trustees hereby appoint the Property Trustee, The Bank of New York, as registrar and transfer agent with respect to the Trust Securities.

                   SECTION 10.11 Legends on Certificates. Any Global Certificate, any Definitive Trust Preferred Security Certificate and any certificate representing Trust Common Securities shall contain the following legend:

                   UNDER CERTAIN CIRCUMSTANCES THE TRUST SECURITIES REPRESENTED BY THIS CERTIFICATE ARE CONVERTIBLE INTO COMMON STOCK OF AMERICAN CLASSIC VOYAGES CO. (THE "COMPANY"). THE COMPANY OPERATES CERTAIN VESSELS IN THE UNITED STATES COASTWISE TRADES IN COMPLIANCE WITH THE SHIPPING ACT OF 1916, AS AMENDED ("SHIPPING ACT"). THE SHIPPING ACT REQUIRES THAT NOT MORE THAN 25% OF THE COMPANY'S CAPITAL STOCK MAY BE OWNED OR CONTROLLED BY FOREIGN CITIZENS, AS SUCH TERM IS DEFINED BELOW. A "FOREIGN CITIZEN" IS ANY PERSON (INCLUDING AN INDIVIDUAL, A PARTNERSHIP, A CORPORATION, OR AN ASSOCIATION) WHO IS NOT A UNITED STATES CITIZEN. FOR THE PURPOSES HEREOF, A UNITED STATES CITIZEN IS DEFINED AS
FOLLOWS: (1) AN INDIVIDUAL IS A UNITED STATES CITIZEN IF SUCH INDIVIDUAL IS SO CHARACTERIZED UNDER THE LAWS OF THE UNITED STATES, (2) A PARTNERSHIP IS A UNITED STATES CITIZEN IF ALL ITS GENERAL PARTNERS ARE UNITED STATES CITIZENS, AND AT LEAST 75% OF THE EQUITY INTEREST IN THE PARTNERSHIP IS OWNED BY UNITED STATES CITIZENS, (3) AN ASSOCIATION IS A UNITED STATES CITIZEN IF EACH OF ITS MEMBERS IS A UNITED STATES CITIZEN, (4) A TRUST IS A UNITED STATES CITIZEN IF EACH OF ITS TRUSTEES IS A UNITED STATES CITIZEN, EACH BENEFICIARY WITH AN ENFORCEABLE INTEREST IN THE TRUST IS A UNITED STATES CITIZEN, AND AT LEAST 75% OF THE EQUITY INTEREST IN THE TRUST IS OWNED BY UNITED STATES CITIZENS, (5) A CORPORATION IS A UNITED STATES CITIZEN IF (A) IT IS ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE, TERRITORY, DISTRICT, OR POSSESSION THEREOF, (B) ITS PRESIDENT OR OTHER CHIEF EXECUTIVE OFFICER AND THE CHAIRMAN OF ITS BOARD OF DIRECTORS ARE UNITED STATES CITIZENS, (C) NO MORE OF ITS DIRECTORS THAN A MINORITY OF THE NUMBER NECESSARY TO CONSTITUTE A QUORUM ARE INDIVIDUALS WHO ARE NOT UNITED STATES CITIZENS, (D) 75% OR MORE OF ITS ISSUED AND OUTSTANDING CAPITAL STOCK, AND, IF IT IS A SUBSIDIARY, 75% OR MORE OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF EACH OF ITS CORPORATE PARENTS INCLUDING THE ULTIMATE CORPORATE PARENT, IS REGISTERED IN THE NAME OF AND BENEFICIALLY OWNED AND CONTROLLED BY UNITED STATES CITIZENS, AND (E) BY NO MEANS WHATSOEVER IS CONTROL OF THE COMPANY CONFIRMED UPON OR PERMITTED TO BE EXERCISED BY ANY PERSON WHO IS NOT A UNITED STATES CITIZEN.



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                   UNDER THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE
COMPANY, THE BOARD OF DIRECTORS OF THE COMPANY IS AUTHORIZED TO ESTABLISH, FROM TIME TO TIME, AS A CONDITION TO THE ISSUANCE OR TRANSFER OF SHARES OF THE COMPANY TO OR FOR THE BENEFIT OF A FOREIGN CITIZEN, THE MINIMUM PERCENTAGE OF THE TOTAL OUTSTANDING SHARES OF THE COMPANY WHICH SHALL BE OWNED BY UNITED STATES CITIZENS, WHICH MINIMUM PERCENTAGE MAY, IN THE DISCRETION OF THE BOARD OF DIRECTORS, EXCEED THE MINIMUM PERCENTAGE REQUIRED BY THE SHIPPING ACT.

                   THE COMPANY WILL ADVISE THE PROPERTY TRUSTEE WHEN NO PROPOSED CONVERSION OF TRUST SECURITIES SHALL BE MADE. THE COMPANY WILL SO ADVISE THE PROPERTY TRUSTEE IF THE STOCK RECORDS OF THE COMPANY DISCLOSE IMMEDIATELY PRIOR TO THE TIME OF SUCH PROPOSED CONVERSION THAT (1) THE MINIMUM PERCENTAGE OF OUTSTANDING SHARES OF VOTING STOCK OF ANY CLASS OF THE COMPANY ALLOWED TO BE OWNED BY FOREIGN CITIZENS HAS BEEN MET OR HAS BEEN EXCEEDED, OR (2) THE MAXIMUM PERCENTAGE OF OUTSTANDING SHARES OF VOTING STOCK OF ANY CLASS OF THE COMPANY ALLOWED TO BE OWNED BY FOREIGN CITIZENS WOULD BE EXCEEDED AS A RESULT OF SUCH PROPOSED CONVERSION

                   THE COMPANY WILL FURNISH TO ANY HOLDER OF TRUST SECURITIES, UPON REQUEST AND WITHOUT CHARGE, COPIES OF THE APPLICABLE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, BY-LAWS, AND ANY APPLICABLE RESOLUTIONS OF THE BOARD OF DIRECTORS ADOPTED FOR THE PURPOSE OF IMPLEMENTING THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OR BY-LAWS NOTED ABOVE. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE COMPANY.



                                   ARTICLE XI

                           LIMITATION OF LIABILITY OF
                           HOLDERS OF TRUST SECURITIES
                               TRUSTEES OR OTHERS

                   SECTION 11.1 Liability.

                   (a) Except as expressly set forth in this Declaration and the Trust Guarantees, the Sponsor and the Trustees shall not be:

                       (i) personally liable for the return of any portion of
                   the capital contributions (or any return thereon) of the Holders of the Trust Securities, which shall be made solely from assets of the Trust; or

                       (ii) required to pay to the Trust or to any Holder of
                   Trust Securities any deficit upon dissolution of the Trust or otherwise.

                   (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                   SECTION 11.2 Exculpation.

                   (a) No Company Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Company Indemnified Person in good faith on behalf of the Trust and in a manner such Company Indemnified Person reasonably believed to be within the scope of the authority conferred on such Company Indemnified Person by this Declaration or by law, except that a Company Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Company Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                   (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

                   SECTION 11.3 Fiduciary Duty.

                   (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
         Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                   (b) Unless otherwise expressly provided herein:

                       (i) whenever a conflict of interest exists or arises
                   between an Indemnified Person and any Covered Person; or





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                       (ii) whenever this Declaration or any other agreement
                   contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities.

                  The Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                   (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                       (i) in its "discretion" or under a grant of similar
                   authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                       (ii) in its "good faith" or under another express
                   standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                   SECTION 11.4 Indemnification.

                   (a) (i) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                       (i) The Sponsor shall indemnify, to the fullest extent
                   permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                       (ii) To the extent that a Company Indemnified Person
                   shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and
                   (ii) of this Section 11.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                       (iii) Any indemnification under paragraphs (i) and (ii)
                   of this Section 11.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holder of the Trust Common Securities.

                       (iv) Expenses (including attorneys' fees) incurred by a
                   Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 11.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be



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


                   determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 11.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Holder of the Trust Common Securities, that, based upon the facts known to the Administrative Trustees, counsel or the Holder of the Trust Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or the Holder of the Trust Common Securities reasonably determine that such person deliberately breached his duty to the Trust or Holders of Trust Securities.

                       (v) The indemnification and advancement of expenses
                   provided by, or granted pursuant to, the other paragraphs of this Section 11.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Sponsor or Holders of the Trust Preferred Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 11.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 11.4(a) is in effect. Any repeal or modification of this Section 11.4(a) shall not affect any rights or obligations then existing.

                       (vi) The Sponsor or the Trust may purchase and maintain
                   insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 11.4(a).

                       (vii) For purposes of this Section 11.4(a), references to
                   "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 11.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.



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                       (viii) The indemnification and advancement of expenses
                   provided by, or granted pursuant to, this Section 11.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                   (b) To the fullest extent permitted by law, the Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Property Trustee or Delaware Trustee) incurred without negligence or willful misconduct on the part of the Property Trustee or Delaware Trustee arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim (whether asserted by the Sponsor, a Holder of Trust Preferred Securities or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
         Section 11.4(b) shall survive the dissolution of the Trust and the termination of this Declaration.

                   SECTION 11.5 Outside Businesses.

                   Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 6.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, nor the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of Holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE XII

                                   ACCOUNTING

                   SECTION 12.1 Fiscal Year.

                   The fiscal year ("Fiscal Year") of the Trust shall be the calendar year.

                   SECTION 12.2 Certain Accounting Matters.

                   (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

                   (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                   (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

                   SECTION 12.3 Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Subordinated Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

                   SECTION 12.4 Withholding.

                  The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a

Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claim over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding. Notwithstanding anything herein to the contrary, the Trust and the Administrative Trustees shall, absent receipt of an opinion of nationally recognized tax counsel to the contrary, withhold thirty-one percent (31%) (or such other rate as may be imposed as a result of an amendment to the Code or such lower rate as may be imposed under an applicable income tax treaty) on the gross amount of any Distributions on Trust Preferred Securities held by a Holder that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code.

                                  ARTICLE XIII

                             AMENDMENTS AND MEETINGS

                   SECTION 13.1 Amendments.

                   (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may be amended by a written instrument approved and executed by:

                       (i) the Administrative Trustees (or, if there are more
                   than two Administrative Trustees, a majority of the Administrative Trustees);

                       (ii) if the amendment affects the rights, powers, duties,
                   obligations or immunities of the Property Trustee, the Property Trustee; and

                       (iii) if the amendment affects the rights, powers,
                   duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                   (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                       (i) unless, in the case of any proposed amendment, the
                   Property Trustee shall have first received an Officers' Certificate and an Opinion of Counsel from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration; and

                       (ii) to the extent the result of such amendment would be
                   to:

                             (A) cause the Trust to fail to continue to be
                       classified for purposes of United States federal income taxation as a grantor trust;

                             (B) cause the Trust to be taxable as a corporation;

                             (C) reduce or otherwise adversely affect the powers
                       of the Property Trustee in contravention of the Trust Indenture Act; or

                             (D) cause the Trust to be deemed to be an
                       Investment Company required to be registered under the 1940 Act.

                   (c) In the event the consent of the Property Trustee, as the Holder of the Subordinated Debentures, is required under the Subordinated Indenture with respect to any amendment, modification or termination of the Subordinated Indenture or the Subordinated Debentures, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Subordinated Indenture would require the consent of a Super Majority of the Holders of Subordinated Debentures the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in Liquidation Amount of the Trust Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding; provided, further, that the Property Trustee shall not be obligated to take any action in accordance with the directions of the Holders of the Trust Securities under this Section 13.1(c) unless the Property Trustee has obtained an Opinion of Counsel (which counsel shall be independent tax counsel) to the effect that for United States federal income tax purposes the Trust will continue to be classified as a grantor trust after consummation of such action and each Holder will be treated as owning an undivided beneficial ownership interest in the Subordinated Debentures.

                   (d) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would (i) adversely affect the powers, preferences or special rights of the Trust Securities or (ii) provide for the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, may be effected only with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (i) hereof would adversely affect only the Trust Preferred Securities or the Trust Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Trust Securities.

                   (e) Section 11.1(b) and this Section 13.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

                   (f) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Trust Common Securities.

                   (g) The rights of the Holders of the Trust Common Securities under Article VI to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Trust Common Securities.

                   (h) Notwithstanding Section 13.1(c), this Declaration may be amended by the Administrative Trustees without the consent of the Holders of the Trust Securities:

                       (i) to cure any ambiguity;

                       (ii) to correct or supplement any provision in this
                   Declaration that may be defective or inconsistent with any other provision of this Declaration, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

                       (iii) to add to the covenants, restrictions or
                   obligations of the Sponsor;

                       (iv) to conform to any change in the 1940 Act or written
                   change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority;

                       (v) to conform to any change in the Trust Indenture Act
                   or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority; or

                       (vi) to modify, eliminate and add to any provision of
                   this Declaration to such extent as may be necessary; provided, that such amendments do not have a material adverse effect on the rights, preferences or privileges of the Holders.

                   SECTION 13.2 Meetings of the Holders of Trust Securities; Action by Written Consent.

                   (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrative Trustees (or as otherwise provided in this Declaration) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the Trust Guarantees, the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, the Business Trust Act or other applicable law. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                   (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

                       (i) notice of any such meeting shall be given to all the
                   Holders of Trust Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount in Liquidation Amount of Trust Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                       (ii) each Holder of a Trust Security may authorize any
                   Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the DGCL relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were shareholders of a Delaware corporation;

                       (iii) each meeting of the Holders of the Trust Securities
                   shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                       (iv) unless the Business Trust Act, this Declaration, the
                   Trust Indenture Act, the Trust Guarantees or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed for trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


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


                                  ARTICLE XIV

                           REPRESENTATIONS OF PROPERTY
                          TRUSTEE AND DELAWARE TRUSTEE

                   SECTION 14.1 Representations and Warranties of Property Trustee.

                   The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee (with appropriate changes to clause (a)) that:

                   (a) The Property Trustee is a New York banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

                   (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                   (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or By-laws of the Property Trustee;

                   (d) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration; and

                   (e) The Property Trustee, pursuant to this Declaration, shall hold legal title to, and an ownership interest on behalf of the Holders of the Trust Securities, in the Subordinated Debentures and agrees that, except as expressly provided or contemplated by this Agreement, it will not create, incur or assume, or suffer to exist any mortgage, pledge, hypothecation, encumbrance, lien or other charge or security interest upon the Subordinated Debentures.

                   SECTION 14.2 Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                   (a) The Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

                   (b) The Delaware Trustee has been authorized to perform its obligations under the Trust's certificate of trust and the Declaration. The Declaration, under Delaware law, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                   (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration; and

                   (d) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XV

                                  MISCELLANEOUS

                   SECTION 15.1 Notices.

                   All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                   (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities and the other Trustees):

                        AMCV Capital Trust I
                        c/o American Classic Voyages Co.
                        Two North Riverside Plaza
                        Chicago, Illinois  60606
                        Attention:  Jordan B. Allen

                   (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the other Trustees):

                        The Bank of New York

                        (Delaware)
                        White Clay Center
                        Route 273
                        Newark, Delaware 19711

                   (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of Corporate Trust Trustee Administration (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities and the other Trustees).

                   (d) if given to the Holder of the Trust Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Trust Common Securities may give notice of to the Trust and the other Trustees):

                        American Classic Voyages Co.
                        Two North Riverside Plaza
                        Chicago, Illinois  60606
                        Attention:  Jordan B. Allen

                   (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                   All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                   SECTION 15.2 Governing Law.

                   THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL

OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION; SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

                   SECTION 15.3 Intention of the Parties.

                   It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                   SECTION 15.4 SECTION 15.4 Acceptance of Terms of Declaration, Trust Guarantees and Subordinated Indenture.

                   THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION (AND SUCH HOLDER AND OTHERS SHALL BE DEEMED TO BE A PARTY TO THIS DECLARATION), THE TRUST GUARANTEES AND THE SUBORDINATED INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE ON THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

                   SECTION 15.5 Headings.

                   Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                   SECTION 15.6 Successors and Assigns.

                   Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                   SECTION 15.7 Partial Enforceability.

                   If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                   SECTION 15.8 Counterparts.

                   This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and a duly authorized officer of the Sponsor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                   SECTION 15.9 Consolidations and Mergers.

                   Upon any consolidation of the Sponsor with, or merger of the Sponsor into, any other Person or any sale, transfer or lease of the properties and assets of the Sponsor as, or substantially as, an entirety by the Sponsor, the successor Person formed by such consolidation or into which the Sponsor is merged or to which such sale, transfer or lease is made shall execute and deliver to the Property Trustee an instrument of assumption in form satisfactory to the Property Trustee whereby such successor expressly assumes the due and punctual performance and observance of all of the covenants and conditions of this Declaration to be performed by the Sponsor and such successor Person shall thereupon succeed to, and be substituted for, and may exercise every right and power of, the Sponsor under this Declaration with the same effect as if such successor Person had been named originally as the Sponsor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Declaration. Notwithstanding the foregoing, the predecessor Person may elect, at its option, not to be so relieved of such obligations and covenants, provided that the predecessor Person and the successor Person shall agree in writing to be co-obligors jointly and severally with respect to all such obligations and covenants. Concurrently with the delivery to the Property Trustee of such instrument of assumption, the Sponsor shall deliver to the Property Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, sale or lease and the transactions effected in connection therewith and the related instrument of assumption comply with this Article and that all conditions precedent herein provided relating to such transaction and assumption have been complied with.

                   IN WITNESS WHEREOF, each of the undersigned has caused these presents to be executed as of the day and year first above written.

                                       AMERICAN CLASSIC VOYAGES CO.
                                       As Sponsor


                                       By: /s/ Jordan B. Allen
                                          ----------------------------

                                       ADMINISTRATIVE TRUSTEES

                                       /s/ Philip C. Calian
                                       -------------------------------
                                       Philip C. Calian

                                       /s/ Jordan B. Allen
                                       -------------------------------
                                       Jordan B. Allen

                                       /s/ Randall L. Talcott
                                       -------------------------------
                                       Randall L. Talcott


                                       THE BANK OF NEW YORK,
                                       As Property Trustee


                                       By: /s/ Mary LaGumina
                                          ----------------------------
                                          Assistant Vice President

                                       THE BANK OF NEW YORK (DELAWARE),
                                       As Delaware Trustee


                                       By: /s/ Walter N. Gitlin
                                          ----------------------------
                                          Authorized Signatory

                                                                     EXHIBIT A-1

Number of Trust Convertible

Preferred Securities: [   ]

TPSI-1

                                                          CUSIP NO.
                                                                   -------------

                  FORM OF TRUST PREFERRED SECURITY CERTIFICATE

                   Under certain circumstances the Trust Securities represented by this Certificate are convertible into Common Stock of American Classic Voyages Co. (the "Company"). THE COMPANY operates certain vessels in the United States coastwise trades in compliance with the Shipping Act of 1916, as amended ("Shipping Act"). The Shipping Act requires that not more than 25% of the Company's capital stock may be owned or controlled by Foreign Citizens, as such term is defined below. A "Foreign Citizen" is any person (including an individual, a partnership, a corporation, or an association) who is not a United States Citizen. For the purposes hereof, a United States Citizen is defined as follows: (1) an individual is a United States Citizen if such individual is so characterized under the laws of the United States, (2) a partnership is a United States Citizen if all its general partners are United States Citizens, and at least 75% of the equity interest in the partnership is owned by United States Citizens, (3) an association is a United States Citizen if each of its members is a United States Citizen, (4) a trust is a United States Citizen if each of its trustees is a United States Citizen, each beneficiary with an enforceable interest in the trust is a United States Citizen, and at least 75% of the equity interest in the trust is owned by United States Citizens, (5) a corporation is a United States Citizen if (a) it is organized and existing under the laws of the United States or any state, territory, district, or possession thereof, (b) its president or other chief executive officer and the chairman of its board of directors are United States Citizens, (c) no more of its directors than a minority of the number necessary to constitute a quorum are individuals who are not United States Citizens, (d) 75% or more of its issued and outstanding capital stock, and, if it is a subsidiary, 75% or more of the issued and outstanding capital stock of each of its corporate parents including the ultimate corporate parent, is registered in the name of and beneficially owned and controlled by United States Citizens, and (e) by no means whatsoever is control of the corporation confirmed upon or permitted to be exercised by any person who is not a United States Citizen.

                   Under the Certificate of Incorporation and By-Laws of the Company, the Board of Directors of the Company is authorized to establish, from time to time, as a condition to the issuance or transfer of shares of the Company to or for the benefit of a Foreign Citizen, the minimum percentage of the total outstanding shares of the Company which shall be owned by United States Citizens, which minimum percentage may, in the discretion of the Board of Directors, exceed the minimum percentage required by the Shipping Act.

                   The Company will advise the Property Trustee when no proposed conversion of Trust Securities shall be made. The Company will so advise the Property Trustee if the stock records of the Company disclose immediately prior to the time of such proposed conversion that (1) the minimum percentage of outstanding shares of voting stock of any class of the Company allowed to be owned by Foreign Citizens has been met or has been exceeded, or (2) the maximum percentage of outstanding shares of voting stock of any class of the Company allowed to be owned by Foreign Citizens would be exceeded as a result of such proposed conversion

                   The Company will furnish to any holder of Trust Securities, upon request and without charge, copies of the applicable provisions of the Certificate of Incorporation, By-Laws, and any applicable resolutions of the Board of Directors adopted for the purpose of implementing the provisions of the Certificate of Incorporation or By-Laws noted above. Any such request may be addressed to the Secretary of the Company.

                   [This Trust Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Trust Preferred Security is exchangeable for Trust Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Trust Preferred Security (other than a transfer of this Trust Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                   Unless this Trust Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, 49th Floor, New York, New York 10041), a New York corporation, to AMCV Capital Trust I or its agent for registration of transfer, exchange, conversion or payment, and any Trust Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment hereon is made to Cede & Co. or such other entity as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*

                CERTIFICATE EVIDENCING TRUST PREFERRED SECURITIES

                                       OF

                              AMCV CAPITAL I TRUST

                    7% TRUST CONVERTIBLE PREFERRED SECURITIES

        (LIQUIDATION AMOUNT $50 PER TRUST CONVERTIBLE PREFERRED SECURITY)

         AMCV CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________________ (the "Holder") is the

_______________________________
*Insert in Global Certificates
registered owner of _________ [or such lesser or greater amount as shall be noted on the Schedule attached hereto]** preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the 7% Trust Convertible Preferred Securities (Liquidation Amount $50 per Trust Convertible Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are freely transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, powers, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are set forth in, issued under and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 22, 2000, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meanings given them in the Declaration. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. Each Holder of a Trust Preferred Security, by acceptance of this Certificate, agrees to treat the Subordinated Debentures as indebtedness for United States federal income tax purposes. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Subordinated Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                   Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                   IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of __________.

                                       AMCV CAPITAL TRUST I


                                       ------------------------------
                                       As Administrative Trustee




                       (See reverse for additional terms)



________________________________
**Insert in Global Certificates only.

                          CERTIFICATE OF AUTHENTICATION



This is one of the Trust Preferred Securities described in the within-mentioned Declaration.


                                            THE BANK OF NEW YORK,
                                            AS TRUSTEE


                                            By:
                                               ---------------------------------
                                                     Authorized Signatory


                          [FORM OF REVERSE OF SECURITY]

                   Holders of Trust Preferred Securities shall be entitled to receive cumulative cash distributions at a rate per annum of 7% of the stated Liquidation Amount of $50 per Trust Preferred Security. Distributions on the Trust Preferred Securities shall, from the Closing Date, accumulate and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such distributions in the Property Account. Distributions not paid on the scheduled quarterly payment date will accumulate and compound quarterly (to the extent permitted by applicable law) at the rate of 7% per annum. The term "Distributions" as used herein shall mean ordinary cumulative distributions in respect of each Fiscal Period together with any such Compounded Distributions. Amounts available to the Trust for distribution to the holders of the Trust Preferred Securities will be limited to payments received by the Trust from the Company on the Subordinated Debentures or on the Trust Preferred Securities Guarantee. If and to the extent that the Company makes a payment on the Subordinated Debentures held by the Property Trustee or under the Trust Preferred Securities Guarantee (the amount of any such payment being a "Payment Amount"), the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro
Rata Distribution of the Payment Amount to Holders.

                   The amount of Distributions payable for any period will be computed for any full quarterly Distribution period by dividing the annual Distribution by four, and for any period shorter than a full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months.

                   Except as otherwise described herein, Distributions on the Trust Preferred Securities will be cumulative, will accumulate from the Closing Date and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2000, if, as and when available for payment by the Property Trustee. The Company has the right under the Subordinated Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"); provided, that no Extension Period shall last beyond the date of the maturity or any redemption date of the Subordinated Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate specified above compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Subordinated Debentures.

                   Distributions will be payable to the Holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the relevant record dates, which will be the 1st day of the month of the relevant payment dates (that is, each February 1, May 1, August 1, and November
1). In the event that any date on which Distributions are payable is not a Business Day, payment of such Distribution shall be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date. Payments of accumulated Distributions will be payable to Holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Preferred Securities which corresponds to the payment date fixed by the Company with respect to the payment of amounts due on the Subordinated Debentures.

                   The Trust Preferred Securities shall be redeemable and convertible as provided in the Declaration.

                                   ASSIGNMENT



FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:









        (Insert assignee's social security or tax identification number)








                    (Insert address and zip code of assignee)

and irrevocably appoints




agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ______________________

Signature:___________________


(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

                              NOTICE OF CONVERSION



         To:      The Bank of New York
                  Conversion Agent for AMCV Capital Trust I


                   The undersigned owner of this Trust Preferred Security or Trust Preferred Securities hereby irrevocably exercises the option to convert this Trust Preferred Security or Trust Preferred Securities, or the portion designated below, into Common Stock of American Classic Voyages Co., or its successor, (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of February 22, 2000, among Philip C. Calian, Jordan B. Allen and Randall L. Talcott, as Administrative Trustees, The Bank of New York (Delaware) as Delaware Trustee, The Bank of New York, as Property Trustee, American Classic Voyages Co., as Sponsor, and the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert the Trust Preferred Security or Trust Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Preferred Security or Trust Preferred Securities for a portion of the Subordinated Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the Declaration) and (ii) immediately convert such Subordinated Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the Declaration).

                   The undersigned also hereby directs the Conversion Agent that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                Date:_________________________
                            in whole__________
                            in part___________     Number of Trust Preferred
                                                   Securities to be converted
                                                   ($50 Liquidation Amount or
                                                   integral multiples thereof):

                                                   -----------------------------

                                                   If a name or names other than
                                                   the undersigned, please
                                                   indicate in the spaces below
                                                   the name or names in which
                                                   the shares of Common Stock
                                                   are to be issued, along with
                                                   the address or addresses of
                                                   such person or persons.

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   Signature (for conversion
                                                   only) Please Print or
                                                   Typewrite Name and Address,
                                                   Including Zip Code, and
                                                   Social Security or Other
                                                   Identifying Number

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------
                                                   (Name, Address (including zip
                                                   code) and Social Security or
                                                   Tax ID No.)


Signature Guarantee: *

-------------------

* Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Conversion Agent.


                                    SCHEDULE*



                  The notations on the following table evidence decreases in the number of Trust Preferred Securities evidenced by this Global certificate resulting from exchanges made in connection with conversions or increases resulting from the exercise of the Over-Allotment Option.



-------------------------------------------------------------------------
DECREASE OR INCREASE IN     NUMBER OF TRUST              NOTATION MADE BY

NUMBER OF TRUST PREFERRED   TRUST PREFERRED SECURITIES   REGISTRAR

SECURITIES                  AFTER SUCH DECREASE OR

                            INCREASE
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------



---------------------

*        Insert in Global Certificates only.

                                                                     EXHIBIT A-2

Number of Trust Convertible

Common Securities: [      ]

TCSI-

                    FORM OF TRUST COMMON SECURITY CERTIFICATE

        THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
       ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR
           OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM
              REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

                   Under certain circumstances the Trust Securities represented by this Certificate are convertible into Common Stock of American Classic Voyages Co. (the "Company"). THE COMPANY operates certain vessels in the United States coastwise trades in compliance with the Shipping Act of 1916, as amended ("Shipping Act"). The Shipping Act requires that not more than 25% of the Company's capital stock may be owned or controlled by Foreign Citizens, as such term is defined below. A "Foreign Citizen" is any person (including an individual, a partnership, a corporation, or an association) who is not a United States Citizen. For the purposes hereof, a United States Citizen is defined as follows: (1) an individual is a United States Citizen if such individual is so characterized under the laws of the United States, (2) a partnership is a United States Citizen if all its general partners are United States Citizens, and at least 75% of the equity interest in the partnership is owned by United States Citizens, (3) an association is a United States Citizen if each of its members is a United States Citizen, (4) a trust is a United States Citizen if each of its trustees is a United States Citizen, each beneficiary with an enforceable interest in the trust is a United States Citizen, and at least 75% of the equity interest in the trust is owned by United States Citizens, (5) a corporation is a United States Citizen if (a) it is organized and existing under the laws of the United States or any state, territory, district, or possession thereof, (b) its president or other chief executive officer and the chairman of its board of directors are United States Citizens, (c) no more of its directors than a minority of the number necessary to constitute a quorum are individuals who are not United States Citizens, (d) 75% or more of its issued and outstanding capital stock, and, if it is a subsidiary, 75% or more of the issued and outstanding capital stock of each of its corporate parents including the ultimate corporate parent, is registered in the name of and beneficially owned and controlled by United States Citizens, and (e) by no means whatsoever is control of the corporation confirmed upon or permitted to be exercised by any person who is not a United States Citizen.

                   Under the Certificate of Incorporation and By-Laws of the Company, the Board of Directors of the Company is authorized to establish, from time to time, as a condition to the issuance or transfer of shares of the Company to or for the benefit of a Foreign Citizen, the minimum percentage of the total outstanding shares of the Company which shall be owned by United States Citizens, which minimum percentage may, in the discretion of the Board of Directors, exceed the minimum percentage required by the Shipping Act.

                   No proposed conversion of Trust Securities shall be made if the stock records of the Company disclose immediately prior to the time of such proposed conversion that (1) the minimum percentage of outstanding shares of voting stock of any class of the Company allowed to be owned by Foreign Citizens has been met or has been exceeded, or (2) the maximum percentage of outstanding shares of voting stock of any class of the Company allowed to be owned by Foreign Citizens would be exceeded as a result of such proposed conversion

                   The Company will furnish to any holder of Trust Securities, upon request and without charge, copies of the applicable provisions of the Certificate of Incorporation, By-Laws, and any applicable resolutions of the Board of Directors adopted for the purpose of implementing the provisions of the Certificate of Incorporation or By-Laws noted above. Any such request may be addressed to the Secretary of the Company.

           CERTIFICATE EVIDENCING TRUST CONVERTIBLE COMMON SECURITIES

                                       OF

                              AMCV CAPITAL TRUST I

                     7% TRUST CONVERTIBLE COMMON SECURITIES

         (LIQUIDATION AMOUNT $50 PER TRUST CONVERTIBLE COMMON SECURITY)

                   AMCV CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that American Classic Voyages Co., a Delaware corporation (the "Holder"), is the registered owner of _______ common securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the 7% Trust Convertible Common Securities (Liquidation Amount $50 per Trust Convertible Common Security) (the "Trust Common Securities"). The designation, rights, powers, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities represented hereby are set forth in, issued under and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 22, 2000, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meanings given them in the Declaration. The Holder is entitled to the benefits of the Trust Common Securities Guarantee to the extent provided therein. Each Holder of a Trust Common Security, by acceptance of this Certificate, agrees to treat the Subordinated Debentures as indebtedness for United States federal income tax purposes. The Sponsor will provide a copy of the Declaration, the Trust Common Securities Guarantee and the Subordinated Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                   Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                   IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ____day of __________.


                                               AMCV CAPITAL TRUST I

                                               ---------------------------------
                                               as Administrative Trustee

                       (See reverse for additional terms)





                          [FORM OF REVERSE OF SECURITY]


                   Holders of Trust Common Securities shall be entitled to receive cumulative cash distributions at a rate per annum of 7% of the stated Liquidation Amount of $50 per Trust Common Security. Distributions on the Trust Common Securities shall, from the date of original issue, accumulate and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such distributions in the Property Account. Distributions not paid on the scheduled quarterly payment date will accumulate and compound quarterly (to the extent permitted by applicable law) at the rate of 7% per annum. The term "Distributions" as used herein shall mean ordinary cumulative distributions in respect of each Fiscal Period together with any such Compounded Distributions. Amounts available to the Trust for distribution to the holders of the Trust Common Securities will be limited to payments received by the Trust from the Company on the Subordinated Debentures or on the Trust Common Securities Guarantee. If and to the extent that the Company makes a payment on the Subordinated Debentures held by the Property Trustee or under the Trust Common Securities Guarantee (the amount of any such payment being a "Payment Amount"), the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to Holders.

                   The amount of Distributions payable for any period will be computed for any full quarterly Distribution period by dividing the annual Distribution by four, and for any period shorter than a full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months.

                   Except as otherwise described herein, distributions on the Trust Common Securities will be cumulative, will accumulate from the Closing Date and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2000 if, as and when available for payment by the Property Trustee. The Company has the right under the Subordinated Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"); provided, that no Extension Period shall last beyond the date of the maturity or any redemption date of the Subordinated Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate specified above compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Subordinated Debentures.

                   Distributions will be payable to the Holders of record of Trust Common Securities as they appear on the books and records of the Trust on the relevant record dates, which will be the first day of the month of the relevant payment dates (that is, each February 1, May1, August 1 and November 1). In the event that any date on which distributions are payable is not a Business Day, payment of the Distribution shall be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Payments of accumulated Distributions will be payable to Holders of record of Trust Common Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Common Securities which corresponds to the payment date fixed by the Company with respect to amounts due on the Subordinated Debentures.

                   The Trust Common Securities shall be redeemable and convertible as provided in the Declaration.

                                   ASSIGNMENT



FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Common Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Trust Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date:__________________________________

Signature:_____________________________


(Sign exactly as your name appears on the other side of this Trust Common Security Certificate)

                              NOTICE OF CONVERSION



                  To:      The Bank of New York
                           Conversion Agent for AMCV Capital Trust I


                   The undersigned owner of this Trust Common Security or Trust Common Securities hereby irrevocably exercises the option to convert this Trust Common Security or Trust Common Securities, or the portion designated below, into Common Stock of American Classic Voyages Co., or its successor, (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of February 22, 2000, among Philip C. Calian, Jordan B. Allan and Randall L. Talcott, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, American Classic Voyages Co., as Sponsor, and the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert the Trust Common Security or Trust Common Securities, the undersigned hereby directs the Conversion Agent (as that term is outlined in the Declaration) to (i) exchange such Trust Common Security or Trust Common Securities for a portion of the Subordinated Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the Declaration) and (ii) immediately convert such Subordinated Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the Declaration).

                   The undersigned also hereby directs the Conversion Agent that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Date: _______________________
                              in whole_________
                              in part__________    Number of Trust Common
                                                   Securities to be converted
                                                   ($50 Liquidation Amount or
                                                   integral multiples thereof):

         --------------------------

                                                   If a name or names other than
                                                   the undersigned, please
                                                   indicate in the spaces below
                                                   the name or names in which
                                                   the shares of Common Stock
                                                   are to be issued, along with
                                                   the address or addresses of
                                                   such person or persons.

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   Signature (for conversion
                                                   only) Please Print or
                                                   Typewrite Name and Address,
                                                   Including Zip Code, and
                                                   Social Security or Other
                                                   Identifying Number

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


                                                   -----------------------------
                                                   (Name, Address (including zip
                                                   code) and Social Security or
                                                   Tax ID No.)


Signature Guarantee: *

-----------------------

* Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Conversion Agent.

                              NOTICE OF CONVERSION

         To:      The Bank of New York
                  Conversion Agent for AMCV Capital Trust I

                   The undersigned owner of this Trust Preferred Security or Trust Preferred Securities hereby irrevocably exercises the option to convert this Trust Preferred Security or Trust Preferred Securities, or the portion designated below, into Common Stock of American Classic Voyages Co., or its successor, (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of February 22, 2000, among Phillip C. Calian, Jordan B. Allen and Randall L. Talcott, as Administrative Trustees, The Bank of New York (Delaware) as Delaware Trustee, The Bank of New York, as Property Trustee, American Classic Voyages Co., as Sponsor, and the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert the Trust Preferred Security or Trust Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Preferred Security or Trust Preferred Securities for a portion of the Subordinated Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the Declaration) and (ii) immediately convert such Subordinated Debentures on behalf of the undersigned, into Common Stock (at the conversation rate specified in the Declaration).

                   The undersigned also hereby directs the Conversion Agent that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Date:______________________
                             in whole________
                             in part_________      Number of Trust Preferred
                                                   Securities to be converted
                                                   ($50 Liquidation Amount or
                                                   (integral multiples thereof):

                                                   ----------------------








                                                   If name or names other than
                                                   the undersigned, please
                                                   indicate in the spaces below
                                                   the name or names in which
                                                   the shares of Common Stock
                                                   are to be issued, along with
                                                   the

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                                                   address or addresses of such
                                                   person or persons.

                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------
                                                   Signature (for conversion
                                                   only) Please Bring or
                                                   Typewrite Name and Address,
                                                   Including Zip Code, and
                                                   Social Security or Other
                                                   Identifying Number

                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------

                                                   (Name, Address (including zip
                                                   code) and Social Security or
                                                   Tax ID No.)


Signature Guarantee:***


   January 24, 2000 (12:13am)







-------------------------
***   Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee programs acceptable to the Conversion Agent.



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